UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
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Siebert Financial Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/are available at www.proxyvote.com.

SIEBERT FINANCIAL CORP.
653 Collins Avenue
Miami Beach, FL 33139
(310) 385-1861
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 18, 2025
Dear Shareholders:
Notice is hereby given that Siebert Financial Corp., a New York corporation, (“Siebert”, or the “Company”) will hold its Annual Meeting of Shareholders (the “Annual Meeting”), on Friday, November 18, 2025, at 1:00 p.m. Eastern Daylight Time.
This year’s Annual Meeting will be a completely virtual meeting of shareholders, which will be conducted live via webcast. You may attend the webcast of the Annual Meeting via the Internet at www.virtualshareholdermeeting.com/SIEB2025 when you enter your 16-digit control number included with the Notice of Internet Availability or proxy card. For instructions on how to attend and participate in the Annual Meeting via the webcast, visit www.virtualshareholdermeeting.com/SIEB2025. You will be able to vote your shares while attending the Annual Meeting by following the instructions on the website.
The purpose of the Annual Meeting is as follows:
1.	Election of seven directors.
2.
Approval of an amendment and restatement of the Siebert Financial Corp. 2021 Equity Incentive Plan to increase the number of shares of the Company’s common stock available and reserved for issuance thereunder to 5,000,000, subject to certain conditions.

3.	Advisory (non-binding) vote to approve named executive compensation.
4.	Ratification of the appointment of Crowe LLP (“Crowe”) as the Company’s independent registered public accounting firm for fiscal 2025; and
5.	Consider any other matters that are properly presented at the Annual Meeting and any adjournment thereof.
You may vote at the Annual Meeting if you were a Siebert shareholder of record at the close of business on Friday, September 19, 2025.
Along with the attached Proxy Statement, we are also enclosing a copy of our Annual Report to Shareholders (the “Annual Report”), which includes our financial statements.
To assure your representation at the meeting, please vote by Internet or telephone or sign and mail the enclosed proxy as soon as possible. We have enclosed a return envelope, which requires no postage if mailed in the United States. Your proxy is being solicited by the Board of Directors. Shareholders who attend the Annual Meeting may revoke their proxy and vote their shares electronically.
PLEASE VOTE—YOUR VOTE IS IMPORTANT

Andrew H. Reich
Secretary

Miami Beach, FL
October 9, 2025
IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE 2025 ANNUAL MEETING:

This Notice and Proxy Statement, our Proxy Card and our Annual Report also are available at www.proxyvote.com by entering the 16-digit control number found on the enclosed Proxy Card.

SIEBERT FINANCIAL CORP.
653 Collins Avenue
Miami Beach, FL 33139
(310) 385-1861
PROXY STATEMENT FOR THE 2025 ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON NOVEMBER 18, 2025
INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Annual Meeting:	November 18, 2025 1:00 p.m. Eastern Daylight Time	www.virtualshareholdermeeting.com/SIEB2025

Record Date:
Close of business on Friday, September 19, 2025. If you were a shareholder at that time, you may vote at the meeting. Each share is entitled to one vote. On the record date, we had 40,426,936 shares of our common stock outstanding and entitled to vote. Of those shares, 16,941,323 shares are beneficially owned by members of the Gebbia family. Proxy materials are expected to be mailed or available to shareholders beginning on or about October 9, 2025.

Quorum:
The holders of one-third of the outstanding shares of our common stock, represented electronically or by proxy and entitled to vote, will constitute a quorum at the meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum.

Agenda:	1.	Election of seven directors.

2.
Approval of an amendment and restatement of the Siebert Financial Corp. 2021 Equity Incentive Plan to increase the number of shares of the Company’s common stock available and reserved for issuance thereunder to 5,000,000, subject to certain conditions.

	3.	Advisory (non-binding) vote to approve named executive compensation.

	4.	Ratification of the appointment of Crowe as the Company’s independent registered public accounting firm for fiscal 2025.

	5.	Any other proper business. However, we currently are not aware of any other matters that will come before the Annual Meeting.

Attending the Annual Meeting:
This year’s Annual Meeting will be a completely virtual meeting of shareholders, which will be conducted live via webcast. You may attend the webcast of the meeting via the Internet at www.virtualshareholdermeeting.com/SIEB2025 when you enter your 16-digit control number included with the Notice of Internet Availability or proxy card. Instructions on how to attend and participate in the Annual Meeting via the webcast are posted at www.virtualshareholdermeeting.com/SIEB2025. You will be able to vote your shares while attending the Annual Meeting by following the instructions on the website.

Vote Required:
In the case of Proposal 1, the seven nominees for director who receive the most votes will be elected. If you withhold authority to vote for any nominee on your proxy card, your vote will not count either for or against the nominee and will have no effect on the outcome of the election. Abstentions and broker non-votes are not considered votes cast for the foregoing purpose and will therefore have no effect on the election of director nominees.

Adoption of Proposals 2, 3, and 4 requires the affirmative vote of shareholders who hold a majority of our shares of common stock represented electronically or by proxy at the Annual Meeting and entitled to vote (meaning that of the shares represented at the meeting and entitled to vote, a majority of them must be voted “for” the proposals for them to be approved). Abstentions are not considered votes cast for the foregoing purpose and will therefore have no effect on Proposals 2, 3, and 4. With respect to Proposal 3, although the votes on named executive compensation will be non-binding, the compensation committee of the board of directors will take into account the outcome of this vote when making future compensation decisions for named executive officers. With respect to Proposal 4, although ratification of the Audit Committee’s appointment of Crowe LLP is not required, the Audit Committee will consider the outcome of this vote when making future decisions regarding the appointment of an independent registered public accounting firm.

Broker Non-votes:
“Broker non-votes” are shares held by brokers or nominees which are represented electronically or by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner. Under the rules of the Financial Industry Regulatory Authority (or “FINRA”), member brokers generally may not vote shares held by them in street name for customers unless they are permitted to do so under the rules of any national securities exchange of which they are a member. Under the rules of the New York Stock Exchange, New York Stock Exchange-member brokers who hold shares of our common stock in street name for their customers and have transmitted our proxy solicitation materials to their customers, but do not receive voting instructions from such customers, are not permitted to vote on non-routine matters.

Broker non-votes count for quorum purposes, but we do not count broker non-votes as votes for or against any non-routine proposal. Under exchange rules, Proposals 1, 2 and 3, relating to the election of directors, the amendment and restatement of the 2021 Equity Incentive Plan, and the advisory (non-binding) vote on named executive compensation, are deemed to be non-routine matters with respect to which brokers and nominees may not exercise their voting discretion without receiving instructions from the beneficial owner of the shares.

Proposal 4, ratification of the appointment of our independent registered public accounting firm, is a matter we believe will be considered “routine” and will therefore not be subject to broker non-vote. We encourage you to provide voting instructions to your bank, broker or other nominee whether or not you plan to attend the Annual Meeting.

Proxies:
Please vote; your vote is important. Prompt return of your proxy will help avoid the costs of re-solicitation. Unless you tell us on the proxy card to vote differently, we will vote signed returned proxies “FOR” each of the Board of Directors’ nominees for director; “FOR” the amendment and restatement of the 2021 Equity Incentive Plan; “FOR” the advisory (non-binding) vote on the named executive compensation; and “FOR” the ratification of the appointment of our independent registered public accounting firm.

If any nominee cannot or will not serve as a director, your proxy will vote in accordance with his or her best judgment. At the time we began printing this proxy statement, we did not know of any matters that needed to be acted upon at the meeting other than those discussed in this proxy statement. However, if any additional matters are presented to the shareholders for action at the meeting, your proxy will vote in accordance with his or her best judgment.

Proxies Solicited By:
The Board of Directors. No additional compensation will be paid to directors, officers or employees for such solicitation. We have retained Broadridge to assist in the distribution of proxies for a fee estimated to be approximately $25,000, including estimated mailing and printing costs.

Revoking Your Proxy:	You may revoke your proxy before it is voted at the meeting. Proxies may be revoked if you:
	1.	Deliver a signed, written revocation letter, dated later than the proxy, to Andrew H. Reich, Secretary, Siebert Financial Corp., 653 Collins Avenue, Miami Beach, FL 33139;

	2.	Deliver a signed proxy, dated later than the first proxy, to Mr. Reich at the address above; or

	3.	Virtually attend the Annual Meeting and vote electronically. Attending the meeting without doing more will not revoke your proxy.

Householding:
If you share an address with another shareholder, only one copy of our Annual Report and proxy statement is being delivered unless we have received contrary instructions from you. We will promptly deliver a separate copy of either document to any shareholder upon written or oral request to our Secretary, Andrew H. Reich, at Siebert Financial Corp., 653 Collins Avenue, Miami Beach, FL 33139, telephone (310) 385-1861. If you share an address with another shareholder and (i) would like to receive multiple copies of the proxy statement or Annual Report in the future, or (ii) if you are receiving multiple copies and would like to receive only one copy per household in the future, please contact your bank, broker, or other nominee record holder, or you may contact us at the above address and phone number.

Your Comments:
Your comments about any aspects of our business are welcome. Although we may not respond on an individual basis, your comments help us to measure your satisfaction, and we may benefit from your suggestions.

BOARD OF DIRECTORS
Our Board of Directors nominated the seven directors identified below for election at the Annual Meeting. All of the nominees for election as director are currently serving as our directors, except for nominee Lewis Solimene. All of the nominees have consented to be named and have indicated their intent to serve if elected. If elected, each director will hold office until the next annual meeting or until the director’s successor has been duly elected. All our directors, other than Gloria Gebbia, John J. Gebbia, and Andrew H. Reich are “independent directors” within the meaning of Rule 5605(a)(2) of The Nasdaq Stock Market (“Nasdaq”).
Jerry M. Schneider, a current director, was not nominated by our Board of Directors for re-election. The decision not to nominate Mr. Schneider for re-election was not due to a disagreement with our management or Board, and we extend our gratitude and appreciation to Mr. Schneider for his contributions to the Company.
The names of our director nominees, and certain information about each of them, are set forth below:

Nominees:	Gloria E. Gebbia Age 83 Director
Gloria E. Gebbia has served as a member of our Board of Directors since December 16, 2016.

Gloria E. Gebbia is the managing manager of Kennedy Cabot Acquisition, LLC (“KCA”). Ms. Gebbia was an owner and a director of StockCross Financial Services, Inc. (“StockCross”). Additionally, Ms. Gebbia also serves as the President of Associates for Breast and Prostate Cancer Research, a non-profit organization that raises funds for the John Wayne Cancer Institute, which, under Ms. Gebbia’s leadership, has raised over $16 million for breast and prostate cancer research.

Ms. Gebbia brings valuable experience to our Board of Directors from her roles at StockCross and in KCA.

John J. Gebbia Age 86 Director, Chairman and Chief Executive Officer
John J. Gebbia has served as a member of our Board of Directors since June 1, 2020, and as our Chief Executive Officer and Chairman since May 24, 2023.

From February 2017 to May 2020, Mr. Gebbia served as a Special Advisor to the Board of Directors. Mr. Gebbia commenced his employment in the brokerage industry in 1959. In 1962, Mr. Gebbia became Executive Vice President of Walston & Company. After becoming CEO of Jesup & Lamont, an institutional brokerage firm, Mr. Gebbia purchased the company in 1983. Thereafter, Mr. Gebbia owned and/or controlled various brokerage firms including Kennedy Cabot & Co., which was sold in 1997 to Toronto Dominion Bank for $160 million.

We believe Mr. Gebbia brings valuable experience to our Board of Directors from his role as our Chief Executive Officer, as well as his extensive brokerage and executive experience in the brokerage industry.

Charles A. Zabatta Age 83 Director
Charles A. Zabatta has served as a member of our Board of Directors since December 16, 2016.

Charles A. Zabatta served as a consultant to StockCross from 2011 until 2016, acting as its head of Corporate Development. Mr. Zabatta has and continues to have a distinguished and successful career, predominately in the financial services industry, including holding various positions with the New York Stock Exchange, Paine Webber, Securities Settlement Corp., Josephthal Lyon & Ross, Kennedy Cabot &

Co. and TD Waterhouse. Mr. Zabatta’s creative business skills have been instrumental in several acquisitions of small to midsize companies in various industries. Mr. Zabatta currently advises on capital raising, general business structure and management. Previously, Mr. Zabatta has served as a member of the board of Knight Capital and Kennedy Cabot & Co. Currently, Mr. Zabatta serves on the board of Paraco Gas Corporation, a large privately held independent energy company in the Northeast. Mr. Zabatta holds a B.A. in Industrial Psychology from Iona College.

We believe Mr. Zabatta’s extensive experience in the financial services industry, vast industry network, as well as his board expertise qualifies him to serve on our Board of Director.

Francis V. Cuttita Age 57 Director
Francis V. Cuttita has served as a member of our Board of Directors since December 16, 2016.

Francis V. Cuttita is a Senior Partner of Cuttita, LLP, a New York based law firm. Mr. Cuttita has over 27 years of practicing law in the areas of real estate and business transactions, media, sports and entertainment. Mr. Cuttita’s list of clients include Fortune 100 corporations, CEOs, hedge fund managers, legendary professional athletes, entertainment icons and Grammy award winning musicians. Mr. Cuttita also serves as an advisor to several national financial, insurance and sports businesses and is an active supporter and member of various nonprofit organizations. Mr. Cuttita graduated from Swarthmore College and received his law degree from Fordham University School of Law.

We believe Mr. Cuttita’s legal experience qualifies him to serve on our Board of Directors.

Andrew H. Reich Age 70 Director and Executive Vice President, Chief Operating Officer, Chief Financial Officer and Secretary
Andrew H. Reich has served on our Board of Directors since December 16, 2016.

Andrew H. Reich has served as Executive Vice President, Chief Financial Officer, Secretary of the Company and Chief Executive Officer of Muriel Siebert & Co., LLC (“MSCO”). Prior thereto, Mr. Reich served in a variety of executive positions with StockCross from 2002 until 2016. Mr. Reich has more than 30 years of experience in the financial industry, including more than 14 years as senior management of StockCross. Mr. Reich holds a M.B.A. from The University of Southern California and a B.B.A. from the Bernard Baruch College.

Mr. Reich brings valuable experience to our Board of Directors from his role as our Executive Vice President, Chief Financial Officer, Secretary as well as his extensive experience in the financial industry.

Hocheol Shin Age 48 Director
Hocheol Shin has served on our Board of Directors since May 24, 2023.

Hocheol Shin has over 15 years of experience working in global technology companies across various functions including strategy, investment, and engineering. He is currently the President of Kakaopay Securities Corporation (“Kakaopay Securities”). Before Kakaopay

Securities, Mr. Shin was head of Kakaopay Corporation’s (“Kakaopay”) Payment Business Group and Corporate Developments Office, was Vice President of Kakao Corp., a Director and Head of Open Innovation at Samsung Electronics, and an Engagement Manager at McKinsey & Company. Mr. Shin received a B.S. in Electrical Engineering from Seoul National University and a Ph.D. in Electrical Engineering from Stanford University.

We believe Hocheol Shin’s significant experience within technology and international business qualifies him to serve on our Board of Directors.

Lewis W. Solimene, Jr. Age 66
Lewis W. Solimene, Jr. has been nominated by the Board of Directors as a member of our Board of Directors and Chairman of the Audit Committee.

Mr. Solimene has served as Managing Director and Portfolio Manager of Monroe Capital since July 2021, and as Chief Financial Officer, Chief Investment Officer, and Secretary of Monroe Capital Corporation (NASDAQ: MRCC) since June 2022. He has also held the roles of Chief Financial Officer, Chief Investment Officer, and Corporate Secretary of Monroe Capital Income Plus Corporation since January 2022.

Prior to joining Monroe Capital, Mr. Solimene was Managing Director and Head of Opportunistic Investments for Allstate Investments, LLC from 2016 until 2021, where he led portfolio strategies deploying debt and equity capital in dislocated markets, out-of-favor sectors, and complex transactions. From 2007 to 2016, he was Senior Managing Director at Macquarie Capital, heading the Restructuring and Special Situations Group. His earlier experience includes leadership roles at Giuliani Capital Advisors LLC from 2004 until 2007, Ernst & Young Corporate Finance LLC from 2000 until 2004 and Bank of America and its predecessor, Continental Illinois National Bank and Trust Company from 1981 until 2000, where he served as Managing Director in the Global Special Situation Group.

Mr. Solimene served on the Board of Directors and as Chair of the Audit Committee of Runway Growth Finance Corp. (NASDAQ: RWAY) from January 2017 to June 2022. Since July 2024, he has served on the Advisory Committee of Siebert Financial Corp. (NASDAQ: SIEB). He also serves on the board of a privately held manufacturing company and several non-profit organizations.

Mr. Solimene holds a B.S. in Finance from Western Illinois University and an M.B.A. from the University of Chicago Booth School of Business.

CORPORATE GOVERNANCE

Board Meetings:	The Board of Directors held 14 special meetings during 2024. Each incumbent director attended at least 75% of Board of Directors meetings and all of his or her committee meetings in 2024.

Director Independence:
Our common stock is listed on Nasdaq under the symbol “SIEB.” Nasdaq Listing Rules require that a majority of the members of a listed company’s board of directors be independent. In addition, the Nasdaq Listing Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating committees be independent. Audit Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or be an affiliated person of the listed company or any of its subsidiaries. Our Board of Directors undertook a review of its composition, the composition of its committees and the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each non-employee director concerning his or her background, employment and affiliations, including family relationships, our Board of Directors has determined that none of our directors have relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the rules of Nasdaq and Rule 10A-3 and Rule 10C-1 under the Exchange Act, except for Mrs. Gebbia, Mr. Gebbia and Mr. Reich, which are not independent under Nasdaq’s independence standards.

Audit Committee of the Board of Directors:
The Audit Committee of our Board of Directors currently consists of Mr. Jerry M. Schneider, Chairman, Mr. Zabatta and Mr. Cuttita. The Board of Directors has determined that Mr. Schneider, Mr. Zabatta, Mr. Cuttita and Mr. Solimene is each an “independent director” within the meaning of Rule 5605 (a)(2) of Nasdaq and within the meaning of the applicable rules and regulations of the SEC.

The Audit Committee held nine meetings during 2024.

The Board of Directors has determined that Mr. Solimene, who if elected will replace Mr. Schneider as Chairman of the Audit Committee following the Annual Meeting, qualify as an “audit committee financial expert” under the applicable rules of the SEC. If elected, Mr. Solimene will serve as the audit committee chairman following the Shareholder Meeting.

The Audit Committee was established to (i) assist the Board of Directors in its oversight responsibilities regarding the integrity of our financial statements, our compliance with legal and regulatory requirements and our auditor’s qualifications and independence, (ii) prepare the report of the Audit Committee contained herein, (iii) retain, consider the continued retention and termination of our independent auditors, (iv) approve audit and non-audit services performed by our independent auditors and (v) perform any other functions from time to time delegated by the Board of Directors. The Board of Directors has adopted a written charter for the Audit Committee, which is available on our website at www.siebert.com/investor-relation/shareholder-information.

Compensation Committee of the Board of Directors:
The Compensation Committee of our Board of Directors consists of Mr. Zabatta and Mr. Cuttita. The Compensation Committee reviews and determines all forms of compensation provided to our executive officers and directors. The Compensation Committee administers an equity compensation benefit plan. The Board of Directors has adopted a written charter for the Compensation Committee, which is available on our website at www.siebert.com/investor-relation/shareholder-information. The Compensation Committee held one meeting during 2024.

The Compensation Committee evaluates the performance of our executive officers in terms of our operating results and financial performance and determines their compensation in connection therewith.

In accordance with general practice in the securities industry, our executive compensation includes base salaries and an annual discretionary cash bonus that are intended to align the financial interests of our executives with the returns to our shareholders.

As part of its oversight of the Company’s executive compensation, the Compensation Committee considers the impact of the Company’s executive compensation, and the incentives created by the compensation awards that it administers, on the Company’s risk profile. In addition, the Compensation Committee reviews the Company’s compensation policies and procedures, including the incentives that they create and factors that may reduce the likelihood of excessive risk taking, to determine whether they present a significant risk to the Company.

Director Nominations:
We do not have a standing nominating committee. In accordance with Rule 5605(e)(1)(A) of the Nasdaq rules, director nominees are selected or recommended for the Board’s selection by independent directors constituting a majority of the Board’s independent directors in a vote in which only independent directors participate. Our Board of Directors believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The independent directors operate in this capacity under authority granted by resolution of the board of directors, rather than by charter.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, the independent directors evaluate nominees to our Board of Directors in the context of the current composition of our Board of Directors, the operating requirements of the Company and the long-term interests of shareholders. In conducting this assessment, the independent directors consider the diversity, age, skills, and such other factors as it deems appropriate to maintain a balance of knowledge, experience, effectiveness and capability. Such other factors include whether a candidate has relevant expertise upon which to be able to offer advice and guidance to management, including public company board experience, sufficient time to devote to our affairs, a reputation for personal integrity and ethics, demonstrated excellence in his or her field, the ability to work effectively with other members of our Board of Directors, the ability to exercise sound business judgement, and the commitment to rigorously represent the long-term interests of shareholders. In the case of new director candidates, our independent directors determine whether the nominee must be independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary.

Our independent directors will consider and evaluate any candidate who is properly recommended by shareholders, identified by members of our Board of Directors or our executive officers, or, at the discretion of our Board of Directors, an independent search firm. Stockholders may recommend director candidates for consideration by the Board of Directors by writing to our Corporate Secretary at Siebert Financial Corp., 653 Collins Avenue, Miami Beach, FL 33139. A recommendation must be accompanied by a statement from the candidate that he or she would give favorable consideration to serving on our Board of Directors and should include sufficient biographical and other information concerning the candidate and his or her qualifications to permit the committee to make an informed decision as to whether further consideration of the candidate would be warranted.

Indemnification of Officers and Directors:
We indemnify our executive officers and directors to the extent permitted by applicable law against liabilities incurred as a result of their service to us and against liabilities incurred as a result of their service as directors of other corporations when serving at our request. We have a director’s and officer’s liability insurance policy, underwritten by American International Group, Inc. As to reimbursements by the insurer of our indemnification expenses, the policy has a $250,000 deductible; there is no deductible for covered liabilities of individual directors and officers.

Annual Shareholders Meeting Attendance Policy:	It is the policy of our Board of Directors that all of our directors are strongly encouraged to attend each annual shareholders meeting. Six directors attended the 2024 Annual Meeting.

Code of Ethics:
We have adopted a Code of Ethics for Senior Financial Officers applicable to our chief executive officer, chief financial officer, treasurer, controller, principal accounting officer, and any of our other employees performing similar functions. A copy of the Code of Ethics for Senior Financial Officers is available on our website at www.siebert.com/investor-relation/shareholder-information.

Board Leadership Structure and Board of Directors:
The Board of Directors believes that all of the directors will continue to participate in the full range of the Board of Director’s responsibilities with respect to its oversight of the Company’s management.

The Board of Directors intends to hold at least four regular meetings each year to consider and address matters involving the Company. The Board of Directors also may hold special meetings to address matters arising between regular meetings. These meetings may take place in person or by telephone. The independent directors also regularly meet in executive sessions outside the presence of management. The Board of Directors has access to legal counsel for consultation concerning any issues that may occur during or between regularly scheduled Board meetings. As discussed above, the Board has established an Audit Committee and a Compensation Committee.

The Board of Directors’ Role in Risk Oversight:
Consistent with its responsibility for oversight of the Company, the Board of Directors, among other things, oversees risk management of the Company’s business affairs directly and through the committee structure that it has established. The principal risks associated with the Company are risks related to securities market volatility and the securities industry, lower price levels in the securities markets, intense competition in the brokerage industry, extensive government regulation, net capital requirements, customers’ failure to pay, an increase in volume on our systems or other events which could cause them to malfunction, reliance on information processing and communications systems, continuing changes in technology, dependence on the ability to attract and retain key personnel, the ability of our principal shareholder to control many key decisions and the potential that there may be no public market for our common stock, among other risks and uncertainties detailed in Part I, Item 1A – Risk Factors of our Form 10-K as well as in our other filings with the SEC.

The Board of Directors’ role in the Company’s risk oversight process includes regular reports from senior management on areas of material risk to the Company, including operational, financial, legal, regulatory, strategic and reputational risks. The full Board of Directors (or the appropriate committee) receives these reports from management to identify and discuss such risks.

The Board of Directors periodically reviews with management its strategies, techniques, policies and procedures designed to manage these risks. Under the overall supervision of the Board of Directors, management has implemented a variety of processes, procedures and controls to address these risks.

The Board of Directors requires management to report to the full Board of Directors on a variety of matters at regular meetings of the Board of Directors and on an as-needed basis, including the performance and operations of the Company and other matters relating to risk management. The Audit Committee also receives reports from the Company’s independent registered public accounting firm on internal control and financial reporting matters. These reviews are conducted in conjunction with the Board of Directors’ risk oversight function and enable the Board of Directors to review and assess any material risks facing the Company.

Compensation Committee Interlocks and Insider Participation:	No member of the Compensation Committee during 2024 had a relationship that requires disclosure as a Compensation Committee interlock.

Family Relationships:
Mrs. Gebbia, our director, is the spouse of Mr. Gebbia, our Chief Executive Officer and Chairman of the Board of Directors. Except as disclosed, there are no family relationships between or among any of our directors, director nominees and executive officers.

Compliance with Section 16(a) of the Exchange Act
Section 16(a) of the Exchange Act requires our executive officers and directors and persons who beneficially own more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (“SEC”). These executive officers, directors and shareholders are required by the SEC to furnish us with copies of all forms they file pursuant to Section 16(a).

Based upon a review of Section 16(a) forms furnished to the Company, except as disclosed below, the Company believes that all applicable Section 16(a) filing requirements were met during the year ended December 31, 2024.

Delinquent Section 16(a) Reports	On March 5, 2025, John M. Gebbia reported on Form 4 the disposition of 1,000 shares. Mr. Gebbia’s Form 4 was filed late due to an inadvertent mistake.

We have adopted an insider trading policy governing the purchase, sale and/or other dispositions of the Company’s securities by its directors, officers and employees, or by the Company itself, that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations and the listing rules of Nasdaq.

Insider Trading Policy; Employee, Officer and Director Hedging and 10b5-1 Plans
Our insider trading policy strongly discourages our employees (including officers) or directors, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities.

On May 19, 2025, Francis V. Cuttita, and Andrew H. Reich of the Company adopted

Rule 10b5-1 trading arrangements for the potential sale of up to 420,000 shares of our common stock, in the aggregate, subject to certain conditions. The expiration date of these 10b5-1 trading arrangements is May 19, 2027. On May 19, 2025, John J Gebbia & Gloria E Gebbia TTEESS UAD 12/8/94 of the Company adopted Rule 10b5-1 trading arrangement for the potential sale of up to 400,000 shares of our common stock. This trading plan was terminated on June 2, 2025. On May 19, 2025, Charles Zabatta of the Company adopted a Rule 10b5-1 trading arrangement for the potential sales of up to 200,000 shares of our common stock. This trading plan was terminated on July 3, 2025. The trading arrangement is intended to satisfy the affirmative defense of Rule 10b5-1(c). On August 25, 2025, Charles Zabatta of the Company adopted a Rule 10b5-1 trading arrangement for the potential sales of up to 20,000 shares of our common stock, and this plan expires on November 24, 2026.

Clawback Policy
We have a compensation recovery policy designed to comply with the mandatory compensation “clawback” requirements under Nasdaq rules. Under the policy, in the event of certain accounting restatements, we will be required to recover erroneously received incentive-based compensation from our executive officers representing the excess of the amount actually received over the amount that would have been received had the financial statements been correct in the first instance. The Compensation Committee has discretion to make certain exceptions to the clawback requirements (when permitted by Nasdaq rules) and ultimately determine whether any adjustment will be made.

Advisors to the Company
John M. Gebbia and Richard Gebbia, sons of Gloria E. Gebbia and John J. Gebbia, are Co-CEO’s of MSCO and serve as Registered Principals and associated persons of MSCO. Before the close of the acquisition of StockCross, they were also serving as executive officers and directors of StockCross. Both Richard Gebbia and John M. Gebbia have extensive experience in the securities industry and work with MSCO and senior management of the Company to identify cost saving opportunities and improvements to the business.

John M. Gebbia has been in the brokerage industry in various capacities since 1990. Mr. Gebbia was the President and CEO of Kennedy Cabot & Co., from 1992 to 1997 when it was acquired by Toronto Dominion Bank. Thereafter he was active with various Gebbia family businesses. From 2007 to 2020, Mr. Gebbia was associated with StockCross, most recently as a Director and its Executive Vice President.

Richard S. Gebbia has been in the brokerage industry since 1993. From 2007 to 2020, Mr. Gebbia was associated with StockCross in various capacities. Mr. Gebbia was the CEO and a Director of StockCross.

David J. Gebbia has been in the brokerage industry since 1993. Mr. Gebbia is currently the President of the Company’s insurance subsidiary, Park Wilshire Companies, Inc. (“PW”) and entertainment subsidiary, Gebbia Media, LLC.

EXECUTIVE OFFICERS
Set forth below is certain information concerning the executive officers of the Company.

Name	Age	Position
John J. Gebbia	86
Chief Executive Officer, Chairman and Director

From February 2017 to May 2020, John J. Gebbia served as a Special Advisor to the Board of Directors. John J. Gebbia commenced his employment in the brokerage industry in 1959. In 1962, Mr. Gebbia became Executive Vice President of Walston & Company. After becoming CEO of Jesup & Lamont, an institutional brokerage firm, Mr. Gebbia purchased the company in 1983. Thereafter, Mr. Gebbia owned and/or controlled various brokerage firms including Kennedy Cabot & Co., which was sold in 1997 to Toronto Dominion Bank for $160 million.

Name	Age	Position
Andrew H. Reich	70
Executive Vice President, Chief Operating Officer, Chief Financial Officer, Director and Secretary

Andrew H. Reich has served as Executive Vice President, Chief Financial Officer and Secretary of the Company and Chief Executive Officer of MSCO. Prior thereto, Andrew H. Reich served in a variety of executive positions with StockCross from 2002 until 2016. Mr. Reich has more than 30 years of experience in the financial industry, including more than 14 years as senior management of StockCross. Mr. Reich holds a M.B.A. from The University of Southern California and a B.B.A. from the Bernard Baruch College.

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table presents the annual compensation paid to or earned by our current named executive officers during the years ended December 31, 2024 and 2023, respectively.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)(3)	Totals ($)
John J. Gebbia(1) Chief Executive Officer, Director and Chairman	2024	$840,000	$350,000	—	—	—	—	$120,000	$1,310,000
	2023	$292,000	$200,000	—	—	—	—	$120,000	$612,000
Andrew H. Reich(2) Executive Vice President, Chief Operating Officer, Chief Financial Officer, Director and Secretary	2024	$272,000	$190,000	—	—	—	—	$120,000	$582,000
	2023	$250,000	$181,000	—	—	—	—	$120,000	$551,000

(1)
Represents the dollar amount recognized for consolidated financial statement reporting in accordance with Topic 718. Mr. Gebbia was named to the position of Chief Executive Officer effective May 24, 2023.

(2)
Represents the dollar amount recognized for consolidated financial statement reporting in accordance with Topic 718. Mr. Reich was named to the positions of Executive Vice President, Chief Operating Officer and Chief Financial Officer effective December 16, 2016.

(3)	“All other compensation” for Mr. Gebbia and Mr. Reich is other compensation for services as a member of our Board of Directors for the years ended December 31, 2024 and 2023, respectively.
2021 Equity Incentive Plan
The purpose of the Siebert Financial Corp. 2021 Equity Incentive Plan (the “2021 Plan”) is to (a) enable the Company to attract and retain the types of employees, directors and other service providers who will contribute to the Company’s long term success; (b) provide incentives that align the interests of the participants with those of the shareholders of the Company; and (c) promote the success of the Company’s business.
One or more committees (each, a “Committee”) appointed by the Board of Directors (or its Compensation Committee) will administer the 2021 Plan. Unless the Board of Directors provides otherwise, the Compensation Committee will be the Committee. The Board of Directors may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee. Except as otherwise determined by the Board of Directors, the Committee shall consist solely of two or more directors who qualify as “non-employee directors” under Rule 16b-3 of the Exchange Act.
Subject to the terms of the 2021 Plan, the Committee has the sole discretion to select the employees, directors and other service providers who will receive awards, determine the terms and conditions of awards and interpret the provisions of the 2021 Plan and outstanding awards. The Committee may delegate any part of its authority and powers under the 2021 Plan to one or more directors or executive officers of the Company; provided, however, that the Committee may not delegate its authority and powers with respect to awards granted to our executive officers and directors.
The 2021 Plan permits the grant of the following types of incentive awards: (1) stock options (which can be either “incentive stock options,” as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) or nonqualified stock options); (2) stock appreciation rights (“SARs”); (3) restricted stock; (4) restricted stock units; (5) performance shares or units; (6) other equity-based awards; and (7) cash awards. The vesting of equity awards can be based on “continuous service” (as defined in the 2021 Plan), achievement of one or more performance criteria, or a combination of continuous service and achievement of performance criteria.

The 2021 Plan has key features which reflect a broad range of compensation and commonly viewed governance best practices, including the following provisions:
•	Prohibition against granting discounted options or SARs;
•	Requiring shareholder approval before repricing underwater options or SARs;
•	Prohibition against dividends or dividend equivalents on unearned restricted stock, restricted stock units, performance shares or units; and
•	No authority to allow dividend equivalents for options or SARs.
Outstanding Equity Awards as of December 31, 2024
As of December 31, 2024, the Company had no outstanding awards to named executive officers.
Option Agreements
As of December 31, 2024, we had no option agreements with our named executive officers.
Employment Agreements
We are not a party to an employment agreement with any named executive officer. All of our named executive officers are employees at will.

Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, and Item 402(v) of Regulation S-K, which was adopted by the SEC in 2022, the Company is providing the following information regarding the relationship between “compensation actually paid” (“CAP”) to our principal executive officer (“PEO”), former principal executive officer (“Former PEO”) and non-PEO named executive officer (“NEO”) and certain financial performance of the Company for the fiscal years listed below.

	John J. Gebbia - PEO		Andrew H. Reich - Former PEO		Non-PEO NEO		Value of Initial Fixed $100
Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(3)	Summary Compensation Table Total for Former PEO(1)	Compensation Actually Paid to Former PEO(3)	Average Summary Compensation Table Total for Non-PEO NEO(1)	Average Compensation Actually Paid to Non-PEO NEO(4)	Investment Based On Total Shareholder Return (“TSR”)(5)	Net Income / (Loss) thousands(6)
2024	$1,310,000	$1,310,000	$—	$—	$582,000	$582,000	$37.93	$13,286
2023	$612,000	$612,000	$230,000	$230,000	$321,000	$321,000	$(27.59)	$7,826

(1)	Represents the amounts of total compensation reported for our PEO, Former PEO and Non-PEO NEO during each corresponding year in the “Total” column of the Summary Compensation Table above.
(2)
Andrew H. Reich was our PEO from January 1, 2023 until May 24, 2023, upon appointment of Mr. Gebbia as PEO. There were no other NEOs for the year ended December 31, 2022, and only Andrew H. Reich during the year ended December 31, 2024 and 2023.

(3)	Represents the amount of “compensation actually paid” to our PEO and Former PEO, respectively, as computed in accordance with Item 402(v) of Regulation S-K, with the following adjustments:

Year	Reported Summary Compensation Table Total for John J. Gebbia	Equity Award Adjustments(b)	Compensation Actually Paid to John J. Gebbia
2024	$1,310,000	$—	$1,310,000
2023	$612,000	$—	$612,000

Year	Reported Summary Compensation Table Total for Andrew H. Reich	Equity Award Adjustments(b)	Compensation Actually Paid to Andrew H. Reich
2024	$—	$—	$—
2023	$230,000	$—	$230,000

(b)
The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.

(4)
Represents the average amount of “compensation actually paid” to the Non-PEO NEO, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average compensation earned or paid to the Non-PEO NEOs during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the Non-PEO NEO for each applicable year:

Year	Reported Summary Compensation Table Total for Andrew H. Reich	Equity Award Adjustments(b)	Compensation Actually Paid to Andrew H. Reich
2024	$582,000	$—	$582,000
2023	$321,000	$—	$321,000
2022	$—	$—	$—

(5)
TSR is cumulative for the measurement periods beginning on December 31, 2021 and ending on December 31 of each of 2024, 2023 and 2022, respectively, calculated as the yearly percentage change in cumulative total shareholder return based on a deemed fixed investment of $100 at market close on December 31, 2021. No dividends were paid in 2024, 2023 or 2022.

(6)	The dollar amounts reported represent the amount of net income/ (loss) reflected in our consolidated audited financial statements for the applicable years.
The objectives of our executive compensation program are (1) to enhance our long-term value by driving growth and profitability consistent with our board-approved annual financial and long-term strategic plans, (2) to assist us in attracting and retaining high quality talent, (3) to reward past performance and motivate future performance, and (4) to align executive officers’ long-term interests with those of our shareholders. While we do not utilize a set formula for allocating compensation among the elements of total compensation, our compensation program is designed to reward performance by tying a substantial portion of each executive officer’s total potential compensation to individual performance and our overall performance. Key factors include the executive officer’s performance; the nature, scope and level of the executive officer’s responsibilities; and the executive officer’s contribution to our overall financial results. Our approach to compensation complements our practices of real-time risk assessment and daily measurement of financial performance in the various parts of our businesses, which also act as disincentives to excessive risk-taking. The compensation actually paid to our PEO and Former PEO and the average amount of compensation actually paid to or non-PEO NEOs during the periods presented are not directly correlated with TSR as they are influenced by numerous factors including, but not limited to, the timing of new grant issuances and award vesting, NEO mix, share price volatility during the fiscal year, our mix of performance metrics and other factors.

DIRECTOR COMPENSATION
The table below discloses the cash, equity awards, and other compensation earned, paid, or awarded, as the case may be, to each of the Company’s directors during the year ended December 31, 2024, which is payable quarterly, plus reimbursements for reasonable travel expenses and out-of-pocket costs incurred on behalf of the Company.
Mr. Gebbia and Mr. Reich each received a total of $120,000 for their service as a member of our Board of Directors during the year ended December 31, 2024. Mr. Gebbia and Mr. Reich’s total compensation for service as an employee and as a member of our Board of Directors is presented under the heading “Summary Compensation Table” above.

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Gloria E. Gebbia	$120,000	—	—	—	—	$—	$120,000
John J. Gebbia	$120,000	—	—	—	—	$—	$120,000
Andrew H. Reich	$120,000	—	—	—	—	$—	$120,000
Francis V. Cuttita	$130,000	—	—	—	—	$—	$130,000
Charles Zabatta	$150,000	—	—	—	—	$—	$150,000
Jerry M. Schneider	$130,000	—	—	—	—	$—	$130,000
Hocheol Shin	$—	—	—	—	—	$—	$—

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table lists share ownership of our common stock as of September 19, 2025. The information includes beneficial ownership by each of our directors and the named executive officers, all directors and executive officers as a group and beneficial owners known by our management to hold at least 5% of our common stock. Except as indicated in footnotes to this table, we believe that the shareholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these shareholders. Percentage of ownership is based on 40,426,936 shares of common stock outstanding as of September 19, 2025.

Name and Address of Beneficial Owner(1)	Shares of Common Stock	Percent of Class (Rounded)
Executive Officers, Directors and Director Nominees
Gloria E. Gebbia / John J. Gebbia(2)(5)	16,941,323	42%
Andrew H. Reich(7)	637,574	2%
Charles Zabatta(3)	550,439	1%
Francis V. Cuttita	187,773	1%
Jerry M. Schneider	3,000	*
Hocheol Shin(6)	—	*
Lewis W. Solimene, Jr.	—	*
Directors, director nominee and executive officers as a group (8 persons)	18,320,109	46%

Other Shareholders with 5% or More
Kakaopay(8) 15F, Tower B, 166 Pangyoyeok-ro, Bundang-gu, Seongnam-si, Gyeonggi-do, Republic of Korea 13529	8,075,607	20%

Richard Gebbia(4)(5) 653 Collins Ave Miami, FL 33139	3,339,400	8%

*	Less than 1% of outstanding shares as of September 19, 2025.
(1)	Unless otherwise indicated, the business address of each individual is c/o Siebert Financial Corp., 653 Collins Avenue, Miami Beach, FL 33139.
(2)
Gloria E. Gebbia and John J. Gebbia are husband and wife. Includes 9,697,714 shares of our common stock owned by the John J & Gloria E Gebbia TTEESS UAD 12/8/94 “Gebbia Living Trust” which is jointly owned by John J. Gebbia and Gloria E. Gebbia, 3,339,400 shares owned by Richard Gebbia, and the children of Richard Gebbia, 1,924,891 shares owned by John M. Gebbia and the children of John M. Gebbia, and 1,489,318 shares owned by David J. Gebbia and the children of David J. Gebbia.

(3)	Includes 530,439 shares owned by Charles Zabatta’s wife.
(4)	Includes 261,273 shares owned by the children of Richard Gebbia.
(5)
Gloria E. Gebbia, John M. Gebbia, Richard Gebbia and David Gebbia are parties to that certain Amended and Restated Joint Filing and Group Agreement, dated as of January 10, 2022 (the “Group Agreement”), pursuant to which the foregoing Gebbia family members agreed to form a group for the purpose of taking joint actions and such actions relating to their voting rights regarding securities of the Company necessary or advisable to achieve the foregoing. The Group Agreement is attached to the amended Schedule 13D, filed on January 13, 2022, as Exhibit 99.1.

(6)
Hocheol Shin was designated by Kakaopay as a director-nominee pursuant to that certain Amended and Restated Stockholders’ Agreement dated December 19, 2023, among Kakaopay, the Company, the Gebbia Stockholders (as defined therein), and John J. Gebbia (in his individual capacity and as representative of the Gebbia Stockholders).

(7)	Includes 28,000 shares owned by the children of Andrew H. Reich.
(8)
Based solely on a Schedule 13D filed with the SEC on May 30, 2023, by Kakaopay and Kakao Corporation (“Kakao”). In the filing, Kakaopay and Kakao reported having shared voting power over all 8,075,607 shares.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Review and Approval of Related Party Transactions
As set forth in our Amended and Restated Audit Committee Charter, the Audit Committee is responsible for reviewing and approving all related party transactions.
Our Code of Ethics for Senior Financial Officers, applicable to our chief executive officer, chief financial officer, controller, treasurer, principal accounting officer and other employees performing similar functions, provides that our Senior Financial Officers should endeavor to avoid any actual or potential conflict of interest between their personal and professional relationships and requires them to promptly report and disclose all material facts relating to any such relationships or financial interests which give rise, directly or indirectly, to an actual or potential conflict of interest to the Audit Committee. The Code of Ethics also provides that no Senior Financial Officer should knowingly become involved in any actual or potential conflict of interest without the relationship or financial interest having been approved by the Audit Committee. Our Code of Ethics does not specify the standards that the Audit Committee would apply to a request for a waiver of this policy.
Related Party Transactions
SEC regulations define the related person transactions that require disclosure to include any transaction, arrangement or relationship in which the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years in which we were or are to be a participant and in which a related person had or will have a direct or indirect material interest. A related person is: (i) an executive officer, director or director nominee, (ii) a beneficial owner of more than 5% of our common stock, (iii) an immediate family member of an executive officer, director or director nominee or beneficial owner of more than 5% of our common stock, or (iv) any entity that is owned or controlled by any of the foregoing persons or in which any of the foregoing persons has a substantial ownership interest or control.
Described below are certain transactions or series of transactions between the Company and certain related persons since January 1, 2023.
KCA
Gloria E. Gebbia, who is a director of Siebert, is the managing member of KCA. As a result, KCA is an affiliate of the Company and is under common ownership with the Company. To gain efficiencies and economies of scale with billing and administrative functions, during 2023 KCA had an agreement with the Company to serve as a paymaster for the Company for payroll and related functions including serving as the sponsor for the Company’s 401(k) plan. KCA passed through any expense or revenue related to this function to the subsidiaries of the Company proportionally. The Company incurred $40,000 of expenses related to these services for the year ended December 31, 2023. This agreement was terminated as of January 1, 2024.
KCA owns a license from the Muriel Siebert Estate / Foundation to use the names “Muriel Siebert & Co., LLC” and “Siebert” within business activities, which expires in 2026. For the use of these names, KCA passed through to the Company its cost of $60,000 for both the years ended December 31, 2024 and 2023.
Other than the above arrangements, KCA has earned no profit for providing any services to the Company for the years ended December 31, 2024 and 2023 as KCA passes through any revenue or expenses to the Company’s subsidiaries.
PW
PW brokers the insurance policies for related parties. Revenue for PW from related parties was $98,000 and $124,000 for the years ended December 31, 2024 and 2023, respectively.
Gloria E. Gebbia, John J. Gebbia, and Gebbia Family Members
The three sons of Gloria E. Gebbia and John J. Gebbia hold executive positions within the Company’s subsidiaries and their compensation was in aggregate $3,742,000 and $2,776,000 for the years ended December 31, 2024 and 2023, respectively. Part of their compensation includes payments related to key revenue streams.

On May 22, 2023, Gloria E. Gebbia issued a warrant to BCW Securities LLC to purchase 403,780 shares of common stock of the Company held by Ms. Gebbia at an exercise price of $2.15 per share. Ms. Gebbia issued the warrant pursuant to that certain agreement, dated March 27, 2023, by and among Ms. Gebbia, the Company and BCW relating to the investment by Kakaopay in the Company.
Gebbia Sullivan County Land Trust
The Company operates on a five-year lease agreement for its branch office in Omaha, Nebraska with the Gebbia Sullivan County Land Trust, the trustee of which is a member of the Gebbia Family. For both the years ended December 31, 2024 and 2023, rent expense was $60,000 for this branch office.
The Company has completed construction of its branch office in Omaha, Nebraska. Refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, Note 9 - Property, Office Facilities, and Equipment, net for further detail.
Credit Agreement
On August 15, 2024, the Company entered into the Credit Agreement with the Lender whereby John J. Gebbia and Gloria E. Gebbia, along with the John and Gloria Living Trust, are guaranteeing the Company’s obligations under the Credit Agreement with the Lender. Refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, Note 21 - Commitments, Contingencies, and Other for more information.
Gebbia Media, LLC
On August 12, 2024, the Company acquired 100% of Gebbia Media, a music and entertainment company owned by John J. Gebbia, Gloria E. Gebbia, and David Gebbia. Refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, Note 3 - Business Combinations for further detail.
Kakaopay and Affiliates
On April 27, 2023, the Company entered into the First Tranche Stock Purchase Agreement, pursuant to which the Company agreed to issue to Kakaopay the First Tranche Shares at a per share price of Two Dollars Fifteen Cents ($2.15). Refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, Note 6 - Kakaopay Transaction for more detail.
MSCO entered into an agreement whereby it would provide an omnibus trading account for Kakaopay’s subsidiary, Kakao Pay Securities Corp., and provide trade execution services to Kakao Pay Securities Corp, subject to compliance with applicable U.S. laws, rules and regulations.
Tigress
The Company has entered into various agreements and subsequent terminations with Tigress. Refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, Note 4 - Transaction with Tigress for further detail.
RISE
In September 2022, MSCO and RISE entered into a clearing agreement whereby RISE would introduce clients to MSCO. As part of the agreement, RISE deposited a clearing fund escrow deposit of $50,000 to MSCO, and had excess cash of approximately $1.2 and $1.0 million in its brokerage account at MSCO as of December 31, 2024 and 2023, respectively. The resulting asset of RISE and liability of MSCO is eliminated in consolidation. There was an interest expense of $33,000 and $25,000 related to this clearing agreement for the years ended December 31, 2024 and 2023, respectively.

PROPOSAL NO. 1

ELECTION OF DIRECTORS
At the Annual Meeting, seven directors are to be elected to serve until the next annual meeting of shareholders and until a successor for such director is elected and qualified, or until the death, resignation or removal of such director.
Set forth below, and above under “Board of Directors,” is information regarding the seven nominees for election to our board of directors:
NOMINEES

Name	Position(s) with the Company	Year First Elected Director
Gloria E. Gebbia	Director	2016
John J. Gebbia	Director, Chairman and Chief Executive Officer	2020
Andrew H. Reich	Director and Executive Vice President, Chief Operating Officer, Chief Financial Officer and Secretary	2016
Charles A. Zabatta	Director	2016
Francis V. Cuttita	Director	2016
Hocheol Shin	Director	2023
Lewis W. Solimene, Jr.	Director Nominee	NA

Each person nominated has agreed to serve if elected, and our board of directors has no reason to believe that any nominee will be unavailable or will decline to serve. In the event, however, that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the current board of directors to fill the vacancy.
Required Vote
The nominees for the seven director seats who receive the largest number of votes cast “FOR” of the shares that are represented by proxy at the Annual Meeting and entitled to vote will be elected to serve as directors.
THE BOARD OF DIRECTORS DEEMS THIS PROPOSAL NO. 1 TO BE IN THE BEST INTEREST OF SIEBERT AND ITS SHAREHOLDERS AND RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

PROPOSAL NO. 2

APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE SIEBERT
FINANCIAL CORP. 2021 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF
SHARES OF THE COMPANY’S COMMON STOCK AVAILABLE AND RESERVED FOR ISSUANCE
THEREUNDER
TO 5,000,000 SHARES OF COMMON STOCK
General
On October 9 2025, the Board of Directors adopted, subject to shareholder approval at the Annual Meeting, the amendment and restatement of the Siebert Financial Corp. 2021 Equity Incentive Plan to increase the number of shares of common stock subject to the plan from 3,000,000 shares to 5,000,000 shares. In this proposal, we refer to the original Siebert Financial Corp. 2021 Equity Incentive Plan as the “2021 Plan”, and we refer to the amended and restated Siebert Financial Corp. 2021 Equity Incentive Plan as the “Amended 2021 Plan.” We are asking you to vote for approval of the Plan Amendment. A copy of the Amended 2021 Plan is attached as Exhibit A to this Proxy Statement.
We believe that the approval of the Amended 2021 Plan is essential to our continued success. We will continue to use equity awards to motivate high levels of performance and to align the interests of our employees and shareholders by giving employees the perspective of an owner with an equity stake in the Company. We believe that equity awards are a competitive necessity and are essential to recruiting and retaining the highly qualified key employees who help the Company meet its goals, as well as rewarding and encouraging current employees. If the Amended 2021 Plan is approved by shareholders at the Annual Meeting, it will be effective as of the date of the day of the Annual Meeting, and future grants will be made on or after such date under the Amended 2021 Plan. If the Amended 2021 Plan is not approved by our shareholders, then it will not become effective, no awards will be granted under the Amended 2021 Plan, and the 2021 Plan will continue in accordance with its terms as previously approved by our shareholders.
Share Usage
In 2021, Company shareholders approved 3,000,000 shares of common stock to be used for awards under the 2021 Plan. As of September 19, 2025, 758,000 shares of common stock remained available under the 2021 Plan. The following includes aggregated information regarding our view of the overhang and dilution associated with the 2021 Plan, and the potential dilution associated with the Amended 2021 Plan. This information is as of September 19, 2025. As of that date, there were approximately 40,426,936 shares of common stock outstanding:
Shares Subject to Outstanding Awards and Available for Future Awards:
•	Total shares of common stock subject to outstanding full-value awards 1,300,000 shares (approximately 3% of our outstanding common stock);
•	The Company has no shares of common stock subject to outstanding stock options and stock appreciation rights.
•	Total shares of common stock available for future awards under the 2021 Plan: 758,000 shares (approximately 2% of our outstanding shares).
Proposed Shares Available for Awards Under the Amended 2021 Plan:
•
2,000,000 additional shares (approximately 5% of our outstanding shares, which percentage reflects the simple dilution of our shareholders that would occur if the Amended 2021 Plan is approved), subject to adjustment, including under the share counting rules of the Amended 2021 Plan; and

•
The total shares subject to outstanding awards as described above as of September 19, 2025 (1,300,000 shares), plus the shares remaining available for future awards under the 2021 Plan as of such date (758,000 shares), plus the proposed additional shares available for future awards under the Amended 2021 Plan (2,000,000 shares), represent an approximate total overhang of 4,058,000 shares (10%).

In fiscal years 2022, 2023 and 2024, we granted awards under the 2021 Plan covering 296,000 shares, 0 shares, and 490,000 shares, respectively. Based on our basic weighted average shares of common stock outstanding for those three fiscal years of 32,408,449, 37,070,366, and 39,951,510, respectively, for the three-fiscal-year period 2022-2024, our average burn rate, not taking into account forfeitures, was 0.7% (our individual years’ burn rates were 0.9% for fiscal 2022, 0% for fiscal 2023, and 1.2% for fiscal 2024).
We currently anticipate that the shares requested in connection with the approval of the Amended 2021 Plan will last between 2-3 years, based on our historic grant rates and the approximate current share price, but could last for a different period of time if actual practice does not match recent rates or our share price changes materially. As noted below, the Amended 2021 Plan administrator would retain full discretion under the Amended 2021 Plan to determine the number and amount of awards to be granted under the Amended 2021 Plan, subject to the terms of the Amended 2021 Plan, and future benefits that may be received by participants under the Amended 2021 Plan are not determinable at this time.
Material Changes from the 2021 Plan
The Amended 2021 Plan (1) increases the number of shares of common stock available for awards under the 2021 Plan by 2,000,000 shares, and (2) correspondingly increases the limit on shares that may be issued or transferred upon the exercise of incentive stock options granted under the 2021 Plan, during its duration (as described below), by 2,000,000 shares. The Amended 2021 Plan also makes certain other conforming, clarifying or non-substantive changes to the terms of the 2021 Plan to implement the Amended 2021 Plan. We are not seeking to make any other material changes to the terms of the 2021 Plan.
Summary of the Amended 2021 Plan
The Amended 2021 Plan permits the grant of the following types of incentive awards: (1) stock options (which can be either “incentive stock options,” as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) or nonqualified stock options); (2) stock appreciation rights (“SARs”); (3) restricted stock; (4) restricted stock units; (5) performance shares or units; (6) other equity-based awards; and (7) cash awards. The vesting of equity awards can be based on “continuous service” (as defined in the Amended 2021 Plan), achievement of one or more performance criteria, or a combination of continuous service and achievement of performance criteria.
The Amended 2021 Plan has key features which reflect a broad range of compensation and commonly viewed governance best practices, including the following provisions:
•	Prohibition against granting discounted options or SARs;
•	Requiring shareholder approval before repricing underwater options or SARs;
•	Prohibition against dividends or dividend equivalents on unearned restricted stock, restricted stock units, performance shares or units; and
•	No authority to allow dividend equivalents for options or SARs.
The following is a summary of the principal features of the Amended 2021 Plan. It is not a complete description of all of the provisions of the Amended 2021 Plan, and it is qualified in its entirety by reference to the terms of the Amended 2021 Plan, which is attached as Exhibit A to this Proxy Statement.
Purpose. The purpose of the Amended 2021 Plan is to help (a) enable the Company to attract and retain the types of employees, directors and other service providers who will contribute to the Company’s long term success; (b) provide incentives that align the interests of the participants with those of the shareholders of the Company; and (c) promote the success of the Company’s business.
Administration. One or more committees (each, a “Committee”) appointed by the Board of Directors (or its Compensation Committee) will administer the Amended 2021 Plan. Unless the Board of Directors provides otherwise, the Compensation Committee will be the Committee. The Board of Directors may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee. Except as otherwise determined by the Board of Directors, the Committee shall consist solely of two or more directors who qualify as “non-employee directors” under Rule 16b-3 of the Securities Exchange Act of 1934.
Subject to the terms of the Amended 2021 Plan, the Committee has the sole discretion to select the employees, directors and other service providers who will receive awards, determine the terms and conditions of awards and interpret the provisions of the Amended 2021 Plan and outstanding awards. The Committee may delegate any part of its authority and powers under the Amended 2021 Plan to one or more directors of the Company; provided, however, that the Committee may not delegate its authority and powers with respect to awards granted to our executive officers and directors.

Shares Available for Issuance. The shares of our common stock issuable under the Amended 2021 Plan come from authorized but unissued shares, treasury shares, or reacquired shares, bought on the market or otherwise. The number of shares currently authorized for issuance under the Amended 2021 Plan is 5,000,000 shares (consisting of 3,000,000 shares of share approved by the Company’s shareholders in 2021, and 2,000,000 additional shares to be approved by the Company’s shareholders under the Amended 2021 Plan) (the “Share Limit”).
On the Record Date, the closing sale price of a share of our common stock on the Nasdaq Capital Market was $2.92, and 41,426,936 shares were issued and 40,426,936 shares were outstanding. The Share Limit also serves as a limitation on the aggregate number of shares of our common stock that may be issued pursuant to the exercise of incentive stock options granted under the Amended 2021 Plan.
To the extent an award granted under the Amended 2021 Plan expires or is canceled, forfeited, or terminated without issuance to the participant of the full number of shares to which such award related, the unissued shares will again be available for grant under the Amended 2021 Plan. In no event will the following shares become available for awards under the Amended 2021 Plan: (i) shares tendered or otherwise used on the exercise of options for the payment of the exercise price; (ii) shares withheld or otherwise used to satisfy withholding taxes with respect to an award; (iii) shares not issued upon the settlement of a SAR that settles in shares (or could settle in shares); and (iv) shares purchased on the open market with cash proceeds from the exercise of options or SARs. To the extent an award is paid out in cash rather than shares, such cash payment will not reduce the number of shares available for issuance under the Amended 2021 Plan.
In the event of a payment of any extraordinary dividend, reorganization, or other change in capital structure of the Company, the Committee will, in such manner as it determines is equitable, adjust the number, class and price of shares available for issuance under the Amended 2021 Plan and the outstanding awards, as appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Amended 2021 Plan.
No Repricing. The 2021 Plan prohibits the repricing of awards unless we obtain shareholder approval.
Eligibility. The Amended 2021 Plan provides that the Committee may grant awards to employees, non-employee directors and other service providers. Only employees will be eligible to receive grants of incentive stock options. The Committee will select the participants to receive awards under the Amended 2021 Plan, and will determine the type, number, vesting requirements, applicable performance criteria, and other terms and conditions of such awards. As of the Record Date, we have 5 non-employee directors, approximately 178 employees and approximately 26 consultants who would be eligible to participate in the Amended 2021 Plan if selected by the Committee for participation. The basis for participation in the Amended 2021 Plan is selection for participation by the plan administrator.
Stock Options. A stock option is the right to acquire shares of our common stock at a fixed exercise price for a fixed period of time. Under the Amended 2021 Plan, the Committee may grant nonqualified stock options and incentive stock options, which entitle employees, but not the Company, to more favorable tax treatment. The Committee will determine the number of shares of our common stock covered by each option.
The exercise price to purchase option shares is set by the Committee but cannot be less than the fair market value of the shares covered by the option on the date of grant. An exception may be made for any options that the Committee grants in substitution for options held by employees of companies that the Company acquires, in which case the exercise price may preserve the economic value of the employee’s cancelled option from his or her former employer. In addition, the exercise price of an incentive stock option must be at least 110% of fair market value if, on the grant date, the participant owns stock constituting more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries.
The exercise price of each option must be paid in full in cash or cash equivalent at the time of exercise. The Committee also may permit other forms of payment, including shares that are already owned by the participant, cashless exercise, net exercise, any combination thereof, or any other legally permissible form of consideration as may be provided in the award agreement.
Options become exercisable at the times and on the terms established by the Committee, provided that the aggregate fair market value of the shares, as determined on the grant date, covered by incentive stock options that first become exercisable by any participant during any calendar year may not exceed $100,000. The Committee also establishes the time at which options expire, but the expiration may not be later than ten years after the grant date.

A participant who owns stock constituting more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries may not be granted an incentive stock option that is exercisable for more than five years after the option’s grant date. No stock option granted under the Amended 2021 Plan may provide for dividends or dividend equivalents.
Stock Appreciation Rights. Stock appreciation rights are awards that grant the participant the right to receive upon exercise an amount equal to (1) the number of SARs exercised, multiplied by (2) the amount by which the Company’s stock price exceeds the exercise price. The Company may pay the appreciation amount in cash, in shares or in a combination of both, as determined by the Committee. The exercise price is set by the Committee but cannot be less than 100% of the fair market value of the underlying shares on the grant date. A SAR may be exercised only if it has vested based on the vesting schedule established by the Committee. The Committee also establishes the time at which SARs expire, but the expiration date may not be more than ten years after the grant date. No SAR granted under the Amended 2021 Plan may provide for dividends or dividend equivalents.
Restricted Stock. Awards of restricted stock are shares of the Company’s common stock that vest in accordance with the terms and conditions established by the Committee. The Committee determines the number of shares of restricted stock granted to any participant. A holder of restricted stock will have full voting rights, unless determined otherwise by the Committee. A holder of restricted stock generally may be entitled to receive all dividends and other distributions paid with respect to shares, as determined by the Committee. For example, dividends and distributions may be made subject to the same vesting criteria and transferability restrictions as the shares upon which the dividends or distributions were paid.
Restricted Stock Units. Awards of restricted stock units represent a right to receive shares of our common stock at a future date as determined in accordance with the award agreement, although the awards also may be paid in the form of cash, or a combination of cash and shares, as determined by the Committee. A holder of an award of restricted stock units may be entitled to receive dividend equivalents with respect to the underlying shares, as determined by the Committee. For example, such dividend equivalents may be made subject to the same vesting criteria as the underlying shares upon which the dividends were paid.
Performance Shares or Units. Performance shares and performance share units are restricted stock and restricted stock units, respectively, for which the vesting is based on the achievement of performance criteria or a combination of the participant’s continuous service and the achievement of performance criteria. The Committee determines the number of performance shares or performance share units granted to any participant, the applicable performance criteria, and the performance period during which the achievement of the performance criteria must be met for vesting.
Limited Transferability of Awards. Awards granted under the Amended 2021 Plan generally may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution. Upon written approval by the Committee to the extent provided in the award agreement, a nonqualified stock option may be transferred to a permitted transferee as defined in the Amended 2021 Plan, including family members and trusts.
Change in Control. Outstanding awards will vest upon a “change in control” of the Company, as defined in the Amended 2021 Plan, if the successor entity does not assume the awards. If the outstanding awards are assumed by the successor entity, such awards will vest upon the participant’s termination without “cause” or resignation for “good reason” (as such terms are defined in the Amended 2021 Plan), in each case, within the 12-month period following the change in control. The vesting of performance shares or units as a result of a change in control or a termination within 12 months thereafter will be determined by the Committee based upon a determination of the degree of attainment of the performance goals or upon such other basis as determined by the Committee.
Amendment and Termination of the Amended 2021 Plan. The Board of Directors generally may amend or terminate the Amended 2021 Plan at any time and for any reason. However, no amendment, suspension, or termination may impair the rights of any participant without his or her consent.
Summary of U.S. Federal Income Tax Consequences. The following paragraphs are a summary of the general federal income tax consequences to U.S. taxpayers and the Company of awards granted under the Amended 2021 Plan. Tax consequences for any particular individual may be different.
Nonqualified Stock Options. No taxable income is reportable when a nonqualified stock option with an exercise price equal to the fair market value of the underlying stock on the date of grant is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the excess of the fair market value on the exercise date of the shares purchased over the exercise price for exercising the option. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. Any additional gain or loss recognized upon any later disposition of the shares would be taxable to the participant as a capital gain or loss.
Incentive Stock Options. No taxable income is reportable when an incentive stock option is granted or exercised, except for purposes of the alternative minimum tax, in which case taxation is the same as for nonqualified stock options. If the participant exercises the option and then later sells or otherwise disposes of the shares more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as a capital gain or loss. If the participant exercises the option and then later sells or otherwise disposes of the shares before the end of the two- or one-year holding periods described above, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date, (or the sale price, if less) minus the exercise price of the option.
Stock Appreciation Rights. No taxable income is reportable when a SAR with an exercise price equal to the fair market value of the underlying stock on the date of grant is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares received. Any additional gain or loss recognized upon any later disposition of the shares would be taxable to the participant as a capital gain or loss.
Restricted Stock, Restricted Stock Units, Performance Shares, Performance Share Units. A participant generally will not have taxable income at the time restricted stock, restricted stock units, performance shares or performance share units award is granted. Instead, he or she will recognize ordinary income in the first taxable year in which his or her interest in the shares underlying the award becomes either (1) freely transferable, or (2) issued and no longer subject to a substantial risk of forfeiture. However, the recipient of a restricted stock or performance shares award may elect to recognize income at the time he or she receives the award in an amount equal to the fair market value of the shares underlying the award, less any cash paid for the shares, on the date the award is granted.
Section 409A. Section 409A of the Internal Revenue Code (“Section 409A”) provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under the Amended 2021 Plan with a deferral feature will be subject to the requirements of Section 409A. If an award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.
Tax Effect for the Company. The Company generally will be entitled to a tax deduction in connection with an award under the Amended 2021 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonqualified stock option).
Participation in the Amended 2021 Plan. The grant of Awards (if any) that any individual may receive under the Amended 2021 Plan is in the discretion of the Committee and therefore cannot be determined in advance. Our executive officers and non-employee directors have an interest in this proposal because they are eligible to receive discretionary awards under the Amended 2021 Plan.
New Plan Benefits
The Compensation Committee and the Board of Directors, as applicable, in their discretion determine awards granted to our employees and executive officers under the Amended 2021 Plan and, therefore, we are unable to determine the awards that will be granted in the future under the Amended 2021 Plan, as proposed to be amended. The Compensation Committee has not made any grants of awards under the Amended 2021 Plan that are conditioned upon stockholder approval of the Plan Amendment.

Awards Granted to Certain Persons
The table below shows the number of awards granted under the 2021 Plan to the named executive officers and the other individuals and groups indicated below from its inception through September 19, 2025.
SIEBERT FINANCIAL CORP. 2021 EQUITY INCENTIVE PLAN

Name and Position / Group	Number of Shares Subject to Restricted Stock Units	Number of Shares Subject to Restricted Stock Awards
Executive Officers, Directors and Director Nominees
John J. Gebbia, Chief Executive Officer, Director and Chairman	—	—
Andrew H. Reich, Executive Vice President, Chief Operating Officer, Chief Financial Officer, Director and Secretary	25,000	—
All current executive officers, as a group	25,000	—
All current non-employee directors as a group	—	—
Each nominee for election as a director	—	—
Each associate of any of the foregoing	—	—
Each other person who received at least 5% of all awards	315,000	1,250,000
All employees, including all current officers who are not executive officers, as a group	527,000	125,000

Equity Compensation Plan Information
The below table presents information related to our equity compensation plan under which our securities are authorized for issuance as of December 31, 2024.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	—	NA	2,214,000
Equity compensation plans not approved by security holders	—	NA	NA
Total	—	NA	2,214,000

As of the Record Date, the Company had 1,300,000 shares of common stock subject to existing equity awards. under the 2021 Plan and 758,000 shares of common stock remaining available for the grant of equity awards under the 2021 Plan.
Vote Required for Approval of the Amended 2021 Plan
The affirmative vote of the holders of a majority of the shares of our common stock represented electronically or by proxy and entitled to vote at the Annual Meeting is required to approve the Amended 2021 Plan. Broker non-votes with respect to this matter will be treated as neither a vote “for” nor a vote “against” the matter and will not be counted in determining the number of votes necessary for approval, although they will be counted in determining if a quorum is present. Abstentions are not considered votes cast for the foregoing purpose and will therefore have no effect on Proposals 2. The persons named in the enclosed proxy intend to vote “FOR” the approval of the Amended 2021 Plan.
THE BOARD OF DIRECTORS DEEMS THIS PROPOSAL NO. 2 TO BE IN THE BEST INTEREST OF SIEBERT FINANCIAL CORP. AND ITS SHAREHOLDERS AND RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE SIEBERT FINANCIAL
CORP. 2021 EQUITY INCENTIVE PLAN.

PROPOSAL NO. 3

ADVISORY VOTE TO APPROVE NAMED EXECUTIVE COMPENSATION
We are providing our shareholders with the opportunity to cast an advisory vote on executive compensation as described above.
As part of its oversight of our executive compensation, our Compensation Committee considers the impact of our executive compensation, and the incentives created by the compensation awards that it administers, based on our risk profile. In addition, we review all of our compensation policies and procedures, including the incentives that they create and factors that may reduce the likelihood of excessive risk taking, to determine whether they present a significant risk to the Company.
In accordance with general practice in the securities industry, our executive compensation includes base salaries, an annual discretionary cash bonus, and equity incentives that are intended to align the financial interests of our executives with the returns to our shareholders. The Compensation Committee evaluates the performance of our executive officers in terms of our operating results and financial performance and determines their compensation in connection therewith.
The “Executive Compensation” section included in this Proxy Statement above describes our executive compensation program and the decisions made by the Board of Directors and the Compensation Committee in 2024 in more detail.
We request shareholder approval of the compensation of our named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules, which disclosure includes the compensation tables and the narrative disclosures that accompany the compensation tables, through the following resolution:
RESOLVED, that the shareholders approve the compensation of the Company’s Named Executive Officers, as disclosed in the Company’s proxy statement for the 2025 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the tabular disclosure regarding compensation of our Named Executive Officers and the narrative disclosure accompanying those tables.
The affirmative vote of the holders of a majority of the votes cast by the stockholders entitled to vote at the Annual Meeting will be required for approval of this non-binding, advisory Proposal 3. Abstentions and broker non-votes are not votes cast and will have no effect on the outcome of this vote. While this vote is required by law under Section 14A of the Exchange Act, as an advisory vote, it will neither be binding on the Company or on our Board of Directors, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, the Company or our Board of Directors. However, our Compensation Committee, which is responsible for designing and administering our executive compensation program, values the opinions expressed by shareholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for named executive officers.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 3 TO APPROVE
THE COMPANY’S NAMED EXECUTIVE COMPENSATION.

PROPOSAL NO. 4

RATIFICATION OF THE APPOINTMENT OF CROWE AS OUR INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR FISCAL 2025
Our Audit Committee is responsible for the appointment, retention and oversight of the independent registered public accounting firm retained to audit our financial statements. The Audit Committee has appointed Crowe LLP (“Crowe”) as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2025. Crowe has served as our independent registered public accounting firm since July 24, 2024.
We are submitting the appointment of our independent registered public accounting firm for shareholder ratification at the Annual Meeting. The members of the Audit Committee and the Board of Directors believe that the retention of Crowe to serve as our independent registered public accounting firm is in the best interests of the Company and its shareholders.
A representative of Crowe is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so, and is expected to respond to appropriate questions from shareholders.
On May 13, 2024, we finalized discussions with our former independent registered public accounting firm, Baker Tilly Virchow Krause, LLP (“Baker Tilly”), that Baker Tilly was resigning its engagement with us upon completion of Baker Tilly’s review of our financial statements for the quarter ended March 31, 2024. As noted above, the Audit Committee approved the appointment of Crowe as our independent registered public accounting firm to perform independent audit services for the fiscal year ending December 31, 2024.
Baker Tilly’s report on our financial statements for the fiscal years ended December 31, 2023 and 2022 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During our fiscal years ended December 31, 2023 and 2022 and the subsequent interim period through May 13, 2024, there were no “disagreements” (within the meaning of Item 304(a) of Regulation S-K) with Baker Tilly on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to Baker Tilly’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on our financial statements. During the same periods, there were no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K), other than the material weakness related to our not designing and maintaining user access controls to ensure appropriate segregation of duties and adequate restricted user and privileged access to financial applications, data and programs to the appropriate personnel, as previously reported in our Form 10-K for the year ended December 31, 2023.
The Audit Committee authorized Baker Tilly to respond fully to the inquiries of Crowe. We provided Baker Tilly with a copy of the disclosures we made in a Current Report on Form 8-K filed on May 16, 2024 and requested that Baker Tilly furnish us a letter addressed to the SEC stating whether Baker Tilly agrees with the statements made therein. A copy of Baker Tilly’s letter, dated May 16, 2024, was filed as Exhibit 16.1 to the Form 8-K.
During our fiscal years ended December 31, 2023 and 2022, and the subsequent interim period through the date of appointment of Crowe, neither we nor anyone acting on our behalf consulted with Crowe regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that Crowe concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” within the meaning of Item 304(a)(1)(iv) of Regulation S-K or a “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.
As noted above, Baker Tilly was engaged as the Company’s independent registered public accounting firm for the years ended December 31, 2023 and 2022.
Audit and Tax Fees
Our Audit Committee has determined that the services described below that were rendered by Crowe and Baker Tilly are compatible with the maintenance of Crowe and Baker Tilly’s independence from our management.

Audit Fees
The aggregate fees billed by Crowe for professional services rendered for the 2024 audit of our annual consolidated financial statements and reviews of our quarterly consolidated financial statements were $825,000. The aggregate fees billed by Baker Tilly for professional services rendered for the 2024 reviews of our quarterly consolidated financial statements were $67,000. The aggregate fees billed by Baker Tilly for professional services rendered for the 2023 audit of our annual consolidated financial statements and reviews of our quarterly consolidated financial statements were $407,000.
Audit-Related Fees
We had no fees billed by Crowe for assurance and related services reasonably related to the performance of the audit or review of consolidated financial statements for the years ended December 31, 2024. We had no fees billed by Baker Tilly for assurance and related services reasonably related to the performance of the audit or review of consolidated financial statements for the years ended December 31, 2024 and 2023.
Tax Fees
We had no tax fees billed by Crowe for tax compliance, tax advice, and tax planning for the years ended December 31, 2024. We had no tax fees billed by Baker Tilly for tax compliance, tax advice, and tax planning for the years ended December 31, 2024 and 2023.
All Other Fees
We had no other fees billed by Crowe for tax compliance, tax advice, and tax planning for the years ended December 31, 2024. We had no other fees billed by Baker Tilly for tax compliance, tax advice, and tax planning for the years ended December 31, 2024 and 2023.
Pre-Approval Policy
The Audit Committee pre-approves all audit and non-audit services provided by our independent auditors prior to the engagement of the independent auditors with respect to such services. With respect to audit services and permissible non-audit services not previously approved, the Audit Committee has authorized the Chairman of the Audit Committee to approve such audit services and permissible non-audit services, provided the Chairman informs the Audit Committee of such approval at the next regularly scheduled meeting. All “Audit-Related Fees,” “Tax Fees” and “All Other Fees” set forth above were pre-approved by the Audit Committee in accordance with its pre-approval policy.

Audit Committee Report to Shareholders:
The Audit Committee has reviewed and discussed with management the audited consolidated financial statements for the fiscal years ended December 31, 2024 and 2023. The Audit Committee has also discussed with our independent registered public accounting firm the matters required to be discussed by Auditing Standards No. 16, adopted by the PCAOB (United States) regarding, “Communications with Audit Committees,” including our critical accounting policies and our interests, if any, in “off-balance sheet” entities. Additionally, the Audit Committee has received the written disclosures and representations from the independent registered public accounting firm required by applicable requirements of the PCAOB (United States) regarding “Communication with Audit Committees Concerning Independence.”

Based on the review and discussions referred to within this report, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for the fiscal years ended December 31, 2024 and 2023 be included in Siebert Financial Corp.’s Annual Report on Form 10-K for filing with the SEC.

Audit Committee,
Jerry M. Schneider, CPA, Chairman
Francis V. Cuttita
Charles A. Zabatta

Required Vote
The ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of shareholders who hold a majority of our shares of common stock represented electronically or by proxy at the Annual Meeting and entitled to vote. Abstentions will have no effect on the outcome of this item. Broker non-votes are not expected for Proposal 4, as stock exchange rules allow brokers, banks or other nominees to exercise discretionary voting authority on this “routine” proposal. If there were any broker non-votes with respect to this proposal they would have no effect on the vote with respect to this proposal.
The Audit Committee is not bound by the results of the vote regarding ratification of the independent registered public accounting firm. If our shareholders do not ratify the appointment, the Audit Committee will reconsider whether to retain Crowe, but still may retain them. Even if the appointment is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.
THE BOARD OF DIRECTORS DEEMS THIS PROPOSAL NO. 4 TO BE IN THE BEST INTEREST OF SIEBERT AND ITS SHAREHOLDERS AND RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF CROWE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM FOR FISCAL 2025
SHAREHOLDER PROPOSALS FOR THE 2025 ANNUAL MEETING AND COMMUNICATIONS
If you wish to submit proposals to be presented at the 2026 Annual Meeting of Shareholders, the proposals must be received by us in accordance with the provisions of Rule 14a-8 under the Exchange Act no later than June 11, 2026, which is the 120th calendar day before the anniversary of the date of this Proxy Statement, to be included in our proxy materials for that meeting. If the date of the 2026 Annual Meeting of Stockholders has been changed by more than 30 days from the date of this year’s Annual Meeting, then the deadline will be a reasonable time before the Company begins to print and send its proxy materials.
In addition to satisfying the foregoing requirements , to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than 60 days prior to the anniversary date of the immediately preceding annual meeting of shareholders. Accordingly, any shareholder proposals in support of director nominees other than the Company’s nominees must be received in writing by the Company at its principal executive offices no later than September 19, 2026. If the date of the 2025 Annual Meeting changes by more than 30 calendar days from the date of the Annual Meeting, such notice must instead by provided by the later of 60 calendar days prior to the date of the 2025 Annual Meeting or the 10th calendar day following public announcement by the Company of the date of the 2025 Annual Meeting.
Shareholders who wish to communicate with the Board of Directors or an individual director should direct written correspondence to our Secretary, Andrew H. Reich, at Siebert Financial Corp., 653 Collins Avenue, Miami Beach, FL 33139. Any such communication must contain (i) a representation that the shareholder is a holder of record of our common stock, (ii) the name and address, as they appear on our books of the shareholder sending such communication and (iii) the number of shares of our common stock that are beneficially owned by such shareholder. The Secretary will forward such communications to the Board of Directors or a specified individual director to whom the communication is directed unless such communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Secretary has the authority to discard the communication or take appropriate legal action regarding such communication.

OTHER MATTERS
The Board does not know of any other matters to be presented at the meeting. If any additional matters are properly presented to the shareholders for action at the meeting, the persons named in the enclosed proxies and acting thereunder will have discretion to vote on these matters in accordance with their best judgment.
YOU MAY OBTAIN A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2024 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WITHOUT CHARGE BY WRITING TO: ANDREW H. REICH, SECRETARY, 653 COLLINS AVENUE, MIAMI BEACH, FL 33139, OR CALLING (310) 385-1861.

By Order of the Board of Directors

Andrew H. Reich
Secretary
Dated: October 9, 2025

PLEASE VOTE BY INTERNET OR TELEPHONE OR COMPLETE,
DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY
IN THE ENCLOSED ENVELOPE.

PLEASE VOTE—YOUR VOTE IS IMPORTANT

Exhibit A
SIEBERT FINANCIAL CORP.

2021 EQUITY INCENTIVE PLAN

(Amended and Restated Effective November 18, 2025)
1. Purpose; Eligibility.
1.1 General Purpose. The name of this plan is the Siebert Financial Corp. 2021 Equity Incentive Plan (as amended or amended and restated from time to time, the “Plan”). The purposes of the Plan are to help (a) enable Siebert Financial Corp., a New York corporation (the “Company”), and any Affiliate to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company’s long range success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the shareholders of the Company; and (c) promote the success of the Company’s business. This Plan was last amended and restated effective November 18, 2025.
1.2 Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Affiliates and such other individuals designated by the Committee who are reasonably expected to become Employees, Consultants and Directors after the receipt of Awards; provided, that in each such case, such individual is eligible to receive the applicable Award under Form S-8.
1.3 Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Awards, (e) Performance Share Awards, (f) Cash Awards, and (g) Other Equity-Based Awards.
2. Definitions.
“Affiliate” means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.
“Applicable Laws” means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, the applicable rules of any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.
“Award” means any right granted under the Plan, including an Incentive Stock Option, a Non-qualified Stock Option, a Stock Appreciation Right, a Restricted Award, a Performance Share Award, a Cash Award, or an Other Equity-Based Award.
“Award Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.
“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular Person, such Person shall be deemed to have beneficial ownership of all securities that such Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns”, “Beneficial Ownership”, and “Beneficially Owned” have a corresponding meaning.
“Board” means the Board of Directors of the Company, as constituted at any time.
“Cash Award” means an Award denominated in cash that is granted under Section 10 of the Plan.
“Cause” means:
With respect to any Employee or Consultant, unless the applicable Award Agreement states otherwise:
(a) If the Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause or a similar term, the definition contained therein, provided that with regard to any such agreement under which such definition applies only on occurrence of a change in control or other similar event, such definition shall not apply until such change in control or other similar event actually occurs and then only with regard to a termination thereafter and, until such time, clause (b) below shall apply; or
(b) If no such agreement exists, or if such agreement does not define Cause or a similar term: (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate; (ii) conduct that brings or is reasonably likely to bring the Company or an Affiliate negative publicity or into public disgrace, embarrassment, or disrepute; (iii) gross negligence or willful misconduct with respect to the Company or an Affiliate; (iv) material violation of state or federal securities laws; or (v) material violation of the Company’s written policies or codes of conduct, including written policies related to discrimination, harassment, performance of illegal or unethical activities, and ethical misconduct.
With respect to any Director, unless the applicable Award Agreement states otherwise, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following:
(a) malfeasance in office;
(b) gross misconduct or neglect;
(c) false or fraudulent misrepresentation inducing the Director’s appointment;
(d) willful conversion of corporate funds; or
(e) repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance.
The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.
“Change in Control” means:
(a) The direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its Subsidiaries, taken as a whole, to any Person that is not an Affiliate;
(b) The Incumbent Directors cease for any reason to constitute at least a majority of the Board;
(c) The date which is 10 business days prior to the consummation of a complete liquidation or dissolution of the Company;
(d) The acquisition by any Person of Beneficial Ownership of 50% or more (on a fully diluted basis) of either (i) the then outstanding shares of Common Stock of the Company, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of Directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (A) any acquisition by the Company or any Affiliate, (B) any acquisition by any employee benefit plan sponsored or maintained by the Company or any Subsidiary, (C) any acquisition which complies with clauses, (i), (ii) and (iii) of subsection (e) of this definition or (D) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant); or
(e) The consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s shareholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (i) more than 50% of the total voting power of (A) the entity resulting from such Business Combination (the “Surviving Company”), or (B) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the members of the board of directors (or the analogous governing body) of the Surviving

Company (the “Parent Company”), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination; (ii) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company) is or becomes the Beneficial Owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect members of the board of directors of the Parent Company (or the analogous governing body) (or, if there is no Parent Company, the Surviving Company); and (iii) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination.
“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.
“Committee” means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.3 and Section 3.4.
“Common Stock” means the common stock, $0.01 par value per share, of the Company, or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.
“Company” means Siebert Financial Corp., a New York corporation, and any successor thereto.
“Consultant” means any individual or entity which performs bona fide services to the Company or an Affiliate, other than as an Employee or Director, and who may be offered securities registerable pursuant to a registration statement on Form S-8 under the Securities Act.
“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an Employee of the Company to a Director of an Affiliate will not constitute an interruption of Continuous Service. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence. The Committee or its delegate, in its sole discretion, may determine whether a Company transaction, such as a sale or spin-off of a division or Affiliate that employs a Participant, shall be deemed to result in a termination of Continuous Service for purposes of affected Awards, and such decision shall be final, conclusive and binding.
“Deferred Stock Units (DSUs)” has the meaning set forth in Section 8.1(b) hereof.
“Director” means a member of the Board.
“Disability” means, unless the applicable Award Agreement says otherwise, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.10 hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.10 hereof within the meaning of Section 22(e)(3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.
“Disqualifying Disposition” has the meaning set forth in Section 17.12.
“Effective Date” means September 17, 2021.

“Employee” means any person, including an Officer or Director, employed by the Company or an Affiliate; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a Subsidiary (at the time of the granting of the Incentive Stock Option). Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Fair Market Value” means, as of any date, the value of the Common Stock as determined below. If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the New York Stock Exchange or the Nasdaq Stock Market, the Fair Market Value shall be the closing price of a share of Common Stock (or if no sales were reported the closing price on the last trading date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in the Wall Street Journal. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons.
“Fiscal Year” means the Company’s fiscal year.
“Free Standing Rights” has the meaning set forth in Section 7.
“Good Reason” means, unless the applicable Award Agreement states otherwise:
(a) If an Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Good Reason or a similar term, the definition contained therein, provided that with regard to any such agreement under which such definition applies only on occurrence of a change in control or other similar event, such definition shall not apply until such change in control or other similar event actually occurs and then only with regard to a termination thereafter and, until such time, clause (b) below shall apply; or
(b) If no such agreement exists or if such agreement does not define Good Reason, the occurrence of one or more of the following without the Participant’s express written consent, which circumstances are not remedied by the Company within thirty (30) days of its receipt of a written notice from the Participant describing the applicable circumstances (which notice must be provided by the Participant within ninety (90) days of the Participant’s knowledge of the applicable circumstances): (i) any material, adverse change in the Participant’s duties, responsibilities, authority, title, status or reporting structure; (ii) a material reduction in the Participant’s base salary or bonus opportunity; or (iii) a geographical relocation of the Participant’s principal office location by more than fifty (50) miles.
“Grant Date” means the latest to occur of (i) the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award, (ii) the grant or effective date of the Award as set forth in such resolution, or (iii) otherwise, the date on which the recipient of an Award first becomes eligible to receive an Award under Section 5.
“Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option within the meaning of Section 422 of the Code and that meets the requirements set out in the Plan.
“Incumbent Directors” means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) shall be an Incumbent Director. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.
“Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.
“Non-qualified Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
“Option” means an Incentive Stock Option or a Non-qualified Stock Option granted pursuant to the Plan.
“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.
“Option Exercise Price” means the price at which a share of Common Stock may be purchased upon the exercise of an Option.
“Other Equity-Based Award” means an Award that is not an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, or Performance Share Award that is granted under Section 10 and is payable by delivery of Common Stock and/or which is measured by reference to the value of Common Stock.
“Participant” means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.
“Performance Goals” means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon business criteria or other performance measures determined by the Committee in its discretion.
“Performance Period” means the one or more periods of time, not less than one fiscal quarter in duration, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Share Award or a Cash Award.
“Performance Share Award” means any Award granted pursuant to Section 9 hereof.
“Performance Share” means the grant of a right to receive a number of actual shares of Common Stock or share units based upon the performance of the Company during a Performance Period, as determined by the Committee.
“Permitted Transferee” means: (a) a member of the Optionholder’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; (b) third parties designated by the Committee in connection with a program established and approved by the Committee pursuant to which Participants may receive a cash payment or other consideration in consideration for the transfer of a Non-qualified Stock Option; and (c) such other transferees as may be permitted by the Committee in its sole discretion.
“Person” means a person as defined in Section 13(d)(3) of the Exchange Act.
“Plan” means this Siebert Financial Corp. 2021 Equity Incentive Plan, as amended and/or amended and restated from time to time. This Plan was last amended and restated effective November 18, 2025.
“Related Rights” has the meaning set forth in Section 7.
“Restricted Award” means any Award granted pursuant to Section 8.
“Restricted Period” has the meaning set forth in Section 8.
“Restricted Stock” has the meaning set forth in Section 8.
“Restricted Stock Unit” has the meaning set forth in Section 8.
“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
“Securities Act” means the Securities Act of 1933, as amended.

“Stock Appreciation Right” means the right pursuant to an Award granted under Section 7 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.
“Stock for Stock Exchange” has the meaning set forth in Section 6.4.
“Subsidiary” means a corporation other than the Company in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
“Substitute Award” has the meaning set forth in Section 4.4.
“Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.
“Total Share Reserve” has the meaning set forth in Section 4.1.
3. Administration.
3.1 Authority of Committee. The Plan shall be administered by the Committee or, in the Board’s sole discretion, by the Board. Subject to the terms of the Plan, the Committee’s charter and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Committee shall have the authority:
(a) to construe and interpret the Plan and apply its provisions;
(b) to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;
(c) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;
(d) to delegate its authority to one or more Officers of the Company with respect to Awards that do not involve “insiders” within the meaning of Section 16 of the Exchange Act;
(e) to determine when Awards are to be granted under the Plan and the applicable Grant Date;
(f) from time to time to select, subject to the limitations set forth in this Plan, those eligible Award recipients to whom Awards shall be granted;
(g) to determine the number of shares of Common Stock to be made subject to each Award;
(h) to determine whether each Option is to be an Incentive Stock Option or a Non-qualified Stock Option;
(i) to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;
(j) to determine the target number of Performance Shares to be granted pursuant to a Performance Share Award, the performance measures that will be used to establish the Performance Goals, the Performance Period(s) and the number of Performance Shares earned by a Participant;
(k) to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent;
(l) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies;

(m) to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;
(n) to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and
(o) to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.
The Committee also may modify the purchase price or the exercise price of any outstanding Award, provided that if the modification effects a repricing, shareholder approval shall be required before the repricing is effective. For the avoidance of doubt, the foregoing limitation on repricing may not be amended without shareholder approval.
3.2 Committee Decisions Final. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants.
3.3 Delegation. The Committee or, if no Committee has been appointed, the Board may delegate administration of the Plan to a committee or committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.
3.4 Committee Composition. Except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3. However, if the Board intends to satisfy such exemption requirements, with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors. Within the scope of such authority, the Board or the Committee may delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors.
3.5 Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after the institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

4. Shares Subject to the Plan.
4.1 Subject to adjustment in accordance with Section 14, no more than 5,000,000 shares of Common Stock (consisting of 3,000,000 shares of Common Stock approved by the Company’s shareholders in 2021, and 2,000,000 shares of Common Stock to be approved by the Company’s shareholders in 2025) shall be available for the grant of Awards under the Plan (the “Total Share Reserve”), all of which may be granted as Incentive Stock Options. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards. Shares covered by an Award shall be counted as used as of the Grant Date; provided that Awards that are valued by reference to shares of Common Stock but are required to be paid in cash pursuant to their terms shall not be counted as used from the Total Share Reserve.
4.2 Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.
4.3 Any shares of Common Stock subject to an Award that expires or is canceled, forfeited, or terminated without issuance of the full number of shares of Common Stock to which the Award related will again be available for issuance under the Plan. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered or otherwise used in payment of an Option, (b) shares delivered, withheld by the Company, or otherwise used to satisfy any tax withholding obligation, (c) shares covered by a stock-settled Stock Appreciation Right or other similar Awards that were not issued upon the settlement of the Award, or (d) shares reacquired by the Company in the open market or otherwise using cash proceeds from the exercise of Options or Stock Appreciation Rights.
4.4 Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards shall not be counted against the Total Share Reserve; provided, that, Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as Incentive Stock Options shall be counted against the Total Share Reserve available for Incentive Stock Options. Subject to applicable stock exchange requirements, available shares under a shareholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect such acquisition or transaction) may be used for Awards under the Plan and shall not count toward the Total Share Reserve.
5. Eligibility.
5.1 Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Consultants and Directors and those individuals whom the Committee determines are reasonably expected to become Employees, Consultants and Directors following the Grant Date; provided, that in each such case, such individual is eligible to receive the applicable Award pursuant to Form S-8.
5.2 Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock on the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.

6. Option Provisions. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. No Option shall provide for dividends or dividend equivalents thereon. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:
6.1 Term. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the Grant Date. The term of a Non-qualified Stock Option granted under the Plan shall be determined by the Committee; provided, however, no Non-qualified Stock Option shall be exercisable after the expiration of 10 years from the Grant Date.
6.2 Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.
6.3 Exercise Price of a Non-qualified Stock Option. The Option Exercise Price of each Non-qualified Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, a Non-qualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.
6.4 Consideration. The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, the Option Exercise Price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate Fair Market Value on the date of attestation equal to the Option Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a “Stock for Stock Exchange”); (ii) a “cashless” exercise program established with a broker; (iii) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise; (iv) by any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Option, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.
6.5 Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder (or, in the event of legal incapacity or incompetency, the Optionholder’s guardian or legal representative). Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.
6.6 Transferability of a Non-qualified Stock Option. A Non-qualified Stock Option may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Non-qualified Stock Option does not provide for transferability, then the Non-qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder (or, in the event of legal incapacity or incompetency, the Optionholder’s guardian or legal representative). Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.
6.7 Vesting of Options. Each Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event.
6.8 Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Optionholder’s Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.
6.9 Extension of Termination Date. An Optionholder’s Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant’s Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.
6.10 Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.
6.11 Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.

6.12 Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options.
7. Stock Appreciation Rights. Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement. Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Stock Appreciation Rights may be granted alone (“Free Standing Rights”) or in tandem with an Option granted under the Plan (“Related Rights”). No Stock Appreciation Right may provide for dividends or dividend equivalents thereon.
7.1 Grant Requirements for Related Rights. Any Related Right that relates to a Non-qualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.
7.2 Term. The term of a Stock Appreciation Right granted under the Plan shall be determined by the Committee; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth anniversary of the Grant Date.
7.3 Vesting
Each Stock Appreciation Right may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Stock Appreciation Right may be subject to such other terms and conditions on the time or times when it may be exercised as the Committee may deem appropriate. The vesting provisions of individual Stock Appreciation Rights may vary. No Stock Appreciation Right may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Stock Appreciation Right upon the occurrence of a specified event.
7.4 Exercise and Payment. Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (ii) the exercise price specified in the Stock Appreciation Right or related Option. Payment with respect to the exercise of a Stock Appreciation Right shall be made on the date of exercise. Payment shall be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), cash or a combination thereof, as determined by the Committee.
7.5 Exercise Price. The exercise price of a Free Standing Right shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of one share of Common Stock on the Grant Date of such Stock Appreciation Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Committee determines that the requirements of Section 7.1 are satisfied.
7.6 Reduction in the Underlying Option Shares. Upon any exercise of a Related Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a Related Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.

7.7 Transferability of Stock Appreciation Rights. A Participant’s Stock Appreciation Rights may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Award Agreement does not provide for transferability, then the Stock Appreciation Rights shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant (or, in the event of legal incapacity or incompetency, the Participant’s guardian or legal representative). Notwithstanding the foregoing, the Participant may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Participant, shall thereafter be entitled to exercise the Stock Appreciation Rights.
7.8 Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event a Participant’s Continuous Service terminates (other than upon the Participant’s death or Disability), the Participant may exercise his or her Stock Appreciation Rights (to the extent that the Participant was entitled to exercise such Stock Appreciation Rights as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Participant’s Continuous Service or (b) the expiration of the term of the Stock Appreciation Rights as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Stock Appreciation Rights (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Participant does not exercise his or her Stock Appreciation Rights within the time specified in the Award Agreement, the Stock Appreciation Rights shall terminate.
7.9 Disability of Participant. Unless otherwise provided in an Award Agreement, in the event that an Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Stock Appreciation Rights (to the extent that the Participant was entitled to exercise such Stock Appreciation Rights as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the term of the Stock Appreciation Rights as set forth in the Award Agreement. If, after termination, the Participant does not exercise his or her Stock Appreciation Rights within the time specified herein or in the Award Agreement, the Stock Appreciation Rights shall terminate.
7.10 Death of Participant. Unless otherwise provided in an Award Agreement, in the event an Participant’s Continuous Service terminates as a result of the Participant’s death, then the Stock Appreciation Rights may be exercised (to the extent the Participant was entitled to exercise such Stock Appreciation Rights as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Stock Appreciation Rights by bequest or inheritance or by a person designated to exercise the Stock Appreciation Rights upon the Participant’s death, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Stock Appreciation Rights as set forth in the Award Agreement. If, after the Participant’s death, the Stock Appreciation Rights are not exercised within the time specified herein or in the Award Agreement, the Stock Appreciation Rights shall terminate.
8. Restricted Awards. A Restricted Award is an Award of actual shares of Common Stock (“Restricted Stock”) or hypothetical Common Stock units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which shall provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Committee shall determine. Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement. Each Restricted Award so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.
8.1 Restricted Stock and Restricted Stock Units
(a) Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends; provided that, only to the extent specifically provided in the applicable Award Agreement, any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall, unless otherwise set forth in an applicable Award Agreement, be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.
(b) The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside funds for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. The Committee may also grant Restricted Stock Units with a deferral feature, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in an Award Agreement (“Deferred Stock Units”). At the discretion of the Committee, each Restricted Stock Unit or Deferred Stock Unit (representing one share of Common Stock) may be credited with an amount equal to the cash and stock dividends paid by the Company in respect of one share of Common Stock (“Dividend Equivalents”). Unless otherwise set forth in an applicable Award Agreement, Dividend Equivalents shall not vest or become payable unless and until the Restricted Stock Units to which the Dividend Equivalents correspond become vested and nonforfeitable.
8.2 Restrictions
(a) Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect to such shares shall terminate without further obligation on the part of the Company. Unless the Committee otherwise provides in an Award Agreement or in writing after the Award Agreement is issued, upon the termination of the Participant’s Continuous Service, any shares of Restricted Stock held by such Participant that have not vested, or with respect to which Restriction Period has not expired, shall immediately be deemed forfeited. Upon forfeiture of a Participant’s Restricted Stock, the Participant shall have no further rights with respect to such Award, including but not limited to any right to vote Restricted Stock or any right to receive dividends with respect to shares of Restricted Stock.
(b) Restricted Stock Units and Deferred Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units or Deferred Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units or Deferred Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement. Unless the Committee otherwise provides in an Award Agreement or in writing after the Award Agreement is issued, upon the termination of the Participant’s Continuous Service, any Restricted Stock Units held by such Participant that have not vested, or with respect to which Restriction Period has not expired, shall immediately be deemed forfeited. Upon forfeiture of a Participant’s Restricted Stock Units, the Participant shall have no further rights with respect to such Award, including but not limited to any right to receive dividends or Dividend Equivalents with respect to shares of Restricted Stock.

(c) The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock, Restricted Stock Units and Deferred Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock or Restricted Stock Units or Deferred Stock Units are granted, such action is appropriate.
8.3 Restricted Period
With respect to Restricted Awards, the Restricted Period shall commence on the Grant Date and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement.
No Restricted Award may be granted or settled for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting in the terms of any Award Agreement upon the occurrence of a specified event.
8.4 Delivery of Restricted Stock and Settlement of Restricted Stock Units. Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 8.2 and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Participant’s account with respect to such Restricted Stock and the interest thereon, if any. Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, or at the expiration of the deferral period with respect to any outstanding Deferred Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding vested Restricted Stock Unit or Deferred Stock Unit (“Vested Unit”) and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit in accordance with Section 8.1(b) hereof and the interest thereon or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to such Dividend Equivalents and the interest thereon, if any; provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed in the case of Restricted Stock Units, or the delivery date in the case of Deferred Stock Units, with respect to each Vested Unit.
8.5 Stock Restrictions. Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.
9. Performance Share Awards. Each Performance Share Award granted under the Plan shall be evidenced by an Award Agreement. Each Performance Share Award so granted shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. The Committee shall have the discretion to determine: (i) the number of shares of Common Stock or stock-denominated units subject to a Performance Share Award granted to any Participant; (ii) the Performance Period applicable to any Award; (iii) the conditions that must be satisfied for a Participant to earn an Award; and (iv) the other terms, conditions and restrictions of the Award.
9.1 Earning Performance Share Awards. The number of Performance Shares earned by a Participant will depend on the extent to which the performance goals established by the Committee are attained within the applicable Performance Period, as determined by the Committee.
10. Other Equity-Based Awards and Cash Awards. The Committee may grant Other Equity-Based Awards, either alone or in tandem with other Awards, in such amounts and subject to such conditions as the Committee shall determine in its sole discretion. Each Equity-Based Award shall be evidenced by an Award Agreement and shall be subject to such conditions, not inconsistent with the Plan, as may be reflected in the applicable Award Agreement. The Committee may grant Cash Awards in such amounts and subject to such Performance Goals, other vesting conditions, and such other terms as the Committee determines in its discretion. Cash Awards shall be evidenced in such form as the Committee may determine.

11. Securities Law Compliance. Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.
12. Use of Proceeds from Stock. Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.
13. Miscellaneous.
13.1 Shareholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 14 hereof.
13.2 No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause or (b) the service of a Director pursuant to the By-laws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.
13.3 Transfer; Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer of employment to the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A of the Code if the applicable Award is subject thereto.
13.4 Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the maximum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company.
14. Adjustments Upon Changes in Stock. In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the exercise price of Options and Stock Appreciation Rights, the Performance Goals to which Performance Share Awards and Cash Awards are subject, the Total Share

Reserve will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 14, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 14 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-qualified Stock Options, ensure that any adjustments under this Section 14 will not constitute a modification of such Non-qualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 14 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.
15. Effect of Change in Control.
15.1 Unless otherwise provided in an Award Agreement, notwithstanding any provision of the Plan to the contrary, the following shall occur (i) upon a Change in Control with respect to Awards not assumed, substituted, or continued as a result of such Change in Control, and (ii) with Awards of assumed, substituted, or continued as a result of a Change in Control, upon the termination of the Participant’s Continuous Service within twelve (12) months after the date of the Change in Control other than a termination for Cause or a resignation without Good Reason:
(a) All outstanding Options and Stock Appreciation Rights shall become immediately exercisable with respect to 100% of the shares subject to such Options or Stock Appreciation Rights, and/or the Restricted Period shall expire immediately with respect to 100% of the outstanding shares of Restricted Stock or Restricted Stock Units.
(b) With respect to Performance Share Awards and Cash Awards, all incomplete Performance Periods in respect of such Awards shall end and the Committee shall (i) determine the extent to which Performance Goals with respect to each such Performance Period have been met based upon such audited or unaudited financial information then available as it deems relevant and (ii) cause to be paid to the applicable Participant partial or full Awards with respect to Performance Goals for each such Performance Period based upon the Committee’s determination of the degree of attainment of Performance Goals or, if not determinable, assuming that the applicable “target” levels of performance have been attained, or on such other basis determined by the Committee.
15.2 In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. In the case of any Option or Stock Appreciation Right with an exercise price (or SAR Exercise Price in the case of a Stock Appreciation Right) that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option or Stock Appreciation Right without the payment of consideration therefor.
15.3 The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.
16. Amendment of the Plan and Awards.
16.1 Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 14 relating to adjustments upon changes in Common Stock and Section 16.3, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.
16.2 Shareholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval.

16.3 Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.
16.4 No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.
16.5 Amendment of Awards. The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.
17. General Provisions.
17.1 Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant’s Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.
17.2 Clawback. Notwithstanding any other provisions in this Plan, the Company may cancel any Award, require reimbursement of any Award by a Participant, and effect any other right of recoupment of equity or other compensation provided under the Plan in accordance with any Company policies that may be adopted and/or modified from time to time (“Clawback Policy”). In addition, a Participant may be required to repay to the Company previously paid compensation, whether provided pursuant to the Plan or an Award Agreement, in accordance with the Clawback Policy. By accepting an Award, the Participant is agreeing to be bound by the Clawback Policy, as in effect or as may be adopted and/or modified from time to time by the Company in its discretion (including, without limitation, to comply with applicable law or stock exchange listing requirements).
17.3 Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.
17.4 Sub-Plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.
17.5 Deferral of Awards. The Committee may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of shares of Common Stock or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program.
17.6 Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.
17.7 Recapitalizations. Each Award Agreement shall contain provisions required to reflect the provisions of Section 14.

17.8 Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.
17.9 No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.
17.10 Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of Awards, as the Committee may deem advisable.
17.11 Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant’s termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any additional tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.
17.12 Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a “Disqualifying Disposition”) shall be required to immediately 23 advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.
17.13 Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 17.13, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.
17.14 Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.
17.15 Expenses. The costs of administering the Plan shall be paid by the Company.
17.16 Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.
17.17 Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

17.18 Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.
18. Effective Date of Plan and Restatement. The Siebert Financial Corp. 2021 Equity Incentive Plan was effective as of the Effective Date. The 2025 amendment and restatement of the Siebert Financial Corp. 2021 Equity Incentive Plan will be effective as of the date on which such amendment and restatement is approved by the shareholders of the Company.
19. Termination or Suspension of the Plan. The Board may suspend or terminate the Plan at any date pursuant to Section 16.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
20. Choice of Law. The law of the State of New York shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.
21. Transfers for Value. In no event will any Award granted under this Plan be transferred by a Participant for value.

Siebert

SIEBERT FINANCIAL CORP.
6201 15TH AVENUE
C/O AMERICAN STOCK TRANSFER
BROOKLYN, NY 11219

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The Board of Directors recommends you vote FOR the following:

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. To elect seven (7) directors.

Nominees

01) Gloria E. Gebbia
02) John J. Gebbia
03) Charles A. Zabatta
04) Francis V. Cuttita
05) Andrew H. Reich
06) Lewis W. Solimene, Jr
07) Hocheol Shin

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

Proposal	For	Against	Abstain
2. To approve an amendment to the Company's 2021 Equity Incentive Plan to increase the number of shares of the Company's common stock available and reserved for issuance thereunder to 5,000,000 shares of common stock, subject to certain conditions.	☐	☐	☐
3. Advisory vote to approve named executive compensation.	☐	☐	☐
4. To ratify the appointment of Crowe LLP as our independent registered public accounting firm for fiscal 2025.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000684239_1 R2.09.05.010

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com

SIEBERT FINANCIAL CORP.
PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD NOVEMBER 18, 2025
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Andrew H. Reich and Charles A. Zabatta, and each of them, the proxies of the undersigned, with power of substitution to each of them to vote all shares of Siebert Financial Corp. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Siebert Financial Corp. to be held November 18, 2025, at 1:00 P.M. Eastern Daylight Time, and at any adjournments thereof. Any and all proxies heretofore given are hereby revoked.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted FOR the election of the nominees listed on the reverse side for the Board of Directors and FOR Proposal 2, FOR Proposal 3, and FOR Proposal 4. This proxy authorizes Andrew H. Reich and Charles A. Zabatta to vote at their discretion on any other matter that may properly come before the meeting or for any adjournment or postponement of the meeting.

0000684239_2 R2.09.05.010

Continued and to be signed on reverse side